                                                                    EXHIBIT 10.5

                        COVAD COMMUNICATIONS GROUP, INC.



                      SERIES C PREFERRED STOCK AND WARRANT

                             SUBSCRIPTION AGREEMENT

                             (HIGH YIELD OFFERING)



                         DATED AS OF FEBRUARY 20, 1998

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----

SECTION 1  Authorization and Sale of Preferred Stock and Issuance of Warrants.............. 1
    1.1     Authorization.................................................................. 1
    1.2     Sale of Shares of Series C Preferred to Intel.................................. 1
    1.3     Company Right to Sell to Warburg and Crosspoint................................ 2
    1.4     Issuance of Warrants in Consideration of Commitment............................ 3
    1.5     Amendment and Restatement of the Stockholder Rights Agreement.................. 3

SECTION 2  Closing Dates; Delivery......................................................... 3
    2.1     Closing Dates.................................................................. 3
    2.2     Delivery....................................................................... 4

SECTION 3  Representations and Warranties of the Company................................... 4
    3.1     Organization of the Company.................................................... 4
    3.2     Company Capital Structure...................................................... 5
    3.3     Subsidiaries................................................................... 6
    3.4     Authority...................................................................... 6
    3.5     No Conflict.................................................................... 6
    3.6     Consents....................................................................... 7
    3.7     Company Financial Statements................................................... 7
    3.8     No Undisclosed Liabilities..................................................... 7
    3.9     No Changes..................................................................... 7
    3.10    Tax Matters.................................................................... 9
    3.11    Restrictions on Business Activities............................................10
    3.12    Title of Properties; Absence of Liens and Encumbrances.........................10
    3.13    Intellectual Property..........................................................10
    3.14    Agreements, Contracts and Commitments..........................................11
    3.15    Interested Party Transactions..................................................12
    3.16    Governmental Authorization.....................................................13
    3.17    Litigation.....................................................................13
    3.18    Employees; Employee Compensation...............................................13
    3.19    Minute Books...................................................................14
    3.20    Environmental Matters..........................................................14
    3.21    Brokers' and Finders' Fees; Third Party Expenses...............................15
    3.22    Registration Rights............................................................15
    3.23    No Interference or Conflict....................................................15
    3.24    Insurance......................................................................15
    3.25    Regulatory Matters.............................................................15
    3.26    Complete Copies of Materials...................................................16
    3.27    Representations Complete.......................................................16

SECTION 4  Representations and Warranties of the Purchasers..........................      17
    4.1     Investment Representations and Covenants of the Purchasers...............      17
    4.2     No Public Market.........................................................      18
    4.3     Domicile.................................................................      18
    4.4     Authority................................................................      18


SECTION 5  Conditions to Closing of Purchasers.......................................      19
    5.1     Conditions to Closing of Intel...........................................      19
    5.2     Conditions to Closing of Warburg and Crosspoint..........................      19

SECTION 6  Conditions to Closing of Company..........................................      20

SECTION 7  Miscellaneous.............................................................      20
    7.1     Governing Law............................................................      20
    7.2     Survival.................................................................      20
    7.3     Successors and Assigns...................................................      21
    7.4     Entire Agreement; Amendment..............................................      21
    7.5     Notices, etc.............................................................      21
    7.6     Delays or Omissions......................................................      21
    7.7     California Corporate Securities Law......................................      21
    7.8     Expenses.................................................................      22
    7.9     Counterparts.............................................................      22
    7.10    Severability.............................................................      22
    7.11    Gender...................................................................      22
    7.12    Confidentiality..........................................................      22
    7.13    Enforceability; Specific Performance; Damages............................      22
    7.14    Jurisdiction and Venue...................................................      22
    7.15    Termination..............................................................      23

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
                                                                            ----
EXHIBITS

     A.   Schedule of Purchasers
     B.   Amended and Restated Certificate of Incorporation
     C.   Form of Series C Warrant
     D.   Form of Common Warrant
     E.   Amended and Restated Stockholder Rights Agreement
     F.   Exceptions to Representations and Warranties
     G.   Form of Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

                       COVAD COMMUNICATIONS GROUP, INC.

          SERIES C PREFERRED STOCK AND WARRANT SUBSCRIPTION AGREEMENT


     This Agreement is made as of February 20, 1998 among Covad Communications Group, Inc., a Delaware corporation (the "COMPANY"), with its principal office at 3560 Bassett Street, Santa Clara, California 95054, and Warburg, Pincus Ventures, L.P. ("WARBURG"), Crosspoint Venture Partners 1996 ("CROSSPOINT") and Intel Corporation ("INTEL") (individually, a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, the Company intends to make a private offering of units consisting of senior notes due 2005 and warrants to purchase Common Stock with aggregate gross proceeds of at least $100,000,000 (the "HIGH YIELD OFFERING"); and

     WHEREAS, as a condition to the High Yield Offering the placement agents, Bear, Stearns & Co. Inc. and BT Alex. Brown Incorporated (collectively the "INITIAL PURCHASERS") have required that the Company obtain from Warburg and Crosspoint a binding commitment for an investment in Series C Preferred Stock of the Company in the aggregate amount of $16,000,000 to be made within one year after the closing of the High Yield Offering; and

     WHEREAS, the Company desires to sell, and Intel desires to purchase, an aggregate of $1 million of shares of Series C Preferred Stock concurrently with the closing of the High Yield Offering; and

     WHEREAS, the Company and the Purchasers wish to set forth the terms and conditions upon which the Company will sell, and the Purchasers will purchase, shares of Series C Preferred Stock.

     NOW, THEREFORE, the parties hereto agree as follows:


                                   SECTION 1

       Authorization and Sale of Preferred Stock and Issuance of Warrants
       ------------------------------------------------------------------

      1.1 Authorization.  The Company has authorized the sale and issuance of
          -------------
3,716,429 shares of its Series C Preferred Stock ("SERIES C PREFERRED"), including 1,675,000 shares issuable upon exercise of the Series C Warrants (as defined in Section 1.3 below), having the rights, restrictions, privileges and preferences as set forth in the Company's Amended and Restated Certificate of Incorporation attached to this Agreement as Exhibit B (the "AMENDED CERTIFICATE
                                            ---------
OF INCORPORATION").

      1.2 Sale of Shares of Series C Preferred to Intel.  Subject to the terms
          ---------------------------------------------
and conditions hereof, the Company will issue and sell to Intel, and Intel will buy from the Company, the number of shares (the

"SHARES") of Series C Preferred and Series C Warrants (as defined below) specified opposite Intel's name on the Schedule of Purchasers attached hereto as Exhibit A, for the aggregate purchase price specified opposite its name on the
---------
Schedule of Purchasers; provided, that the purchase and sale of such Series C Warrants to Intel shall be conditioned upon, and the delivery of such Series C Warrants to Intel shall be made concurrently with, the Second Closing (as defined below). It is understood that no additional consideration shall be due with respect to the delivery of the Series C Warrants to Intel at such Second Closing. The Company's agreement with Intel is separate from its agreements with the other Purchasers hereunder, and the sale of the Series C Preferred and the Series C Warrants to Intel is separate from the Company's sale of Series C Preferred and Series C Warrants to the other Purchasers hereunder.

      1.3 Company Right to Sell to Warburg and Crosspoint.
          -----------------------------------------------

          (a) Subject to the terms and conditions hereof, the Company shall have the unequivocal right to sell to Warburg and Crosspoint, and Warburg and Crosspoint shall have the unequivocal obligation to purchase, severally and not jointly, the number of Shares and the number of warrants to purchase Series C Preferred (the "SERIES C WARRANTS") specified opposite their respective names on the Schedule of Purchasers, for the aggregate purchase price specified opposite their respective names on the Schedule of Purchasers, at any time from and after the closing of the High Yield Offering to that date which is one year from the date of the closing of the High Yield Offering (the "FINAL CLOSING DATE"). The Company may exercise its right at any time by delivering a written notice to each of Warburg and Crosspoint stating that the Company has exercised its right to sell the Shares and the Series C Warrants to Warburg and Crosspoint and setting forth the closing date as provided in Section 2.1 (the "EXERCISE NOTICE"). The Company's determination to exercise the foregoing right shall be made in the sole discretion of the independent members of the Board of Directors of the Company (excluding the directors affiliated with Warburg and Crosspoint) (the "INDEPENDENT DIRECTORS"). In the event that the Company has not delivered the Exercise Notice or completed a Replacement Financing (as defined in Section 1.3(b) below) before the Final Closing Date, then the Company shall sell, and Warburg and Crosspoint shall purchase, the Shares and the Series C Warrants on the Final Closing Date. The aggregate number of Series C Warrants shall be 1,675,000. The Series C Warrants shall be in the form of Exhibit C.
                                                          ---------

          (b) The Company may in its discretion elect not to exercise its right to sell Series C Preferred and Series C Warrants to Warburg and Crosspoint and may complete an alternative equity financing in the aggregate amount of $16 million or greater of Common Stock or Preferred Stock in lieu thereof (the "REPLACEMENT FINANCING"); provided that (i) if the terms of such Replacement Financing are at the same or a higher price per share (i.e., valuation) and are pari passu or more favorable to the Company than the terms of the Series C Preferred set forth in the Amended Certificate of Incorporation, the determination as to whether to complete such Replacement Financing shall be in the sole discretion of the Independent Directors; and (ii) if the terms of such Replacement Financing are at a lower price per share (i.e., valuation) and are less favorable to the Company than such Series C Preferred, the determination as to whether to complete such Replacement Financing shall be made by the unanimous approval of the whole Board of Directors. Each of Warburg and Crosspoint agrees that if the Company elects an alternative equity financing pursuant to the foregoing sentence, it will vote its shares of

Series B Preferred Stock as necessary to enable the Company to complete such financing, provided such action shall not amend the terms of the Series B Preferred Stock.

      1.4 Issuance of Warrants in Consideration of Commitment.  In consideration
          ---------------------------------------------------
of the commitment of each of the Purchasers to purchase Series C Preferred and Series C Warrants pursuant to this Agreement, the Company shall deliver to the Purchasers concurrently with the execution of this Agreement warrants to purchase an aggregate of 600,000 shares of Common Stock, $.001 par value, at a purchase price of $.01 per share. The warrants shall be in the form of Exhibit
                                                                        -------
D to this Agreement (the "COMMON WARRANTS") and the number of Common Warrants
-
delivered to each Purchaser shall be as set forth opposite such Purchaser's name on the Schedule of Purchasers.

      1.5 Amendment and Restatement of the Stockholder Rights Agreement.
          -------------------------------------------------------------
Concurrently with the execution and delivery of this Agreement and the issuance of the Common Warrants, the Company and each of the Purchasers shall execute and deliver the Amended and Restated Stockholder Rights Agreement in the form attached hereto as Exhibit E (the "AMENDED AND RESTATED STOCKHOLDER RIGHTS
                   ---------
AGREEMENT").


                                   SECTION 2

                            Closing Dates; Delivery
                            -----------------------

      2.1 Closing Dates.
          -------------

          (a) First Closing Date.  The closing of the purchase and sale of the
              ------------------
Series C Preferred to Intel hereunder (the "FIRST CLOSING") shall be held concurrently with the closing of the High Yield Offering on the date of the closing of the High Yield Offering (provided that such closing date occurs on or before April 30, 1998) or on such later date as the Company and Intel may mutually agree (the "FIRST CLOSING DATE"). The place of the First Closing (including the place of delivery to Intel by the Company of the certificates evidencing all shares of Series C Preferred being purchased by Intel and the place of payment to the Company by Intel of the purchase price therefor) shall be the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, or such other place as Intel and the Company may mutually agree.

          (b) Second Closing Date.  The closing of the purchase and sale of the
              -------------------
Series C Preferred and Series C Warrants hereunder to Warburg and Crosspoint and the closing of the sale of the Series C Warrants to Intel (the "SECOND CLOSING") shall be held at 1:00 p.m., California Time, on the fifteenth (15th) day after delivery of the Exercise Notice (or if such date is not a business day then on the next business day thereafter) or on such later date as the Company and the Purchasers may mutually agree to, but in any event no later than the Final Closing Date (the date of such Closing being referred to as the "SECOND CLOSING DATE"). The place of the Second Closing (including the place of delivery to Warburg and Crosspoint by the Company of the certificates evidencing all shares of Series C Preferred and Series C Warrants being purchased by them and the place of payment to the Company by Warburg and Crosspoint of the purchase price therefor and the place of delivery to Intel by the Company of the Series C Warrants being purchased by Intel) shall be the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050, or such other place as such Purchasers and the Company may mutually agree.

      2.2 Delivery.
          --------

          (a) First Closing.  At the First Closing, the Company will deliver to
              -------------
Intel a certificate or certificates representing the number of Shares designated on the Schedule of Purchasers to be purchased by Intel, against payment of the purchase price therefor, by check or wire transfer, in the amount specified on the Schedule of Purchasers.

          (b) Second Closing.  At the Second Closing, the Company will deliver
              --------------
to each of Warburg and Crosspoint a certificate or certificates representing the number of Shares and a Series C Warrant evidencing the number of Series C Warrants designated on the Schedule of Purchasers to be purchased by such Purchaser, against payment of the purchase price therefor, by check or wire transfer, in the amount specified on the Schedule of Purchasers. At the Second Closing, the Company will also deliver to Intel a Series C Warrant evidencing the number of Series C Warrants designated on the Schedule of Purchasers purchased by Intel.


                                   SECTION 3

                 Representations and Warranties of the Company
                 ---------------------------------------------

     The Company hereby represents and warrants, subject to such exceptions as are specifically disclosed in the disclosure letter (referencing the appropriate section and paragraph numbers) supplied by the Company and attached hereto as

Exhibit F (the "DISCLOSURE LETTER") and dated as of the date hereof, as follows:
---------

      3.1 Organization of the Company.  Each of the Company and its wholly-owned
          ---------------------------
subsidiaries Covad Communications Company, a California corporation, and DIECA Communications, Inc., a Virginia corporation (collectively, the "SUBSIDIARIES") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and each of the Subsidiaries has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets (including intangible assets), financial condition, results of operations or prospects of the Company and the Subsidiaries, taken as a whole (hereinafter referred to as a "MATERIAL ADVERSE EFFECT"). The Company has delivered a true and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date, to the Purchasers.

      3.2 Company Capital Structure.
          -------------------------

          (a) The authorized capital stock of the Company consists of 30,000,000 shares of authorized Common Stock, $.001 par value, of which 3,787,068 shares are issued and outstanding, and 15,000,000 shares of Preferred Stock, $.001 par value, of which 250,000 shares are designated Series A Preferred Stock, all of which are outstanding, 5,700,001 shares are designated Series B Preferred, all of which are outstanding, and 3,716,429 shares are designated Series C Preferred, none of which are outstanding (collectively, the "COMPANY CAPITAL STOCK"). All outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable, are not subject to preemptive rights created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound and have been issued in compliance with federal and state securities laws. The Company has no other capital stock authorized, issued or outstanding.

          (b) The Series C Preferred to be purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, the Series C Preferred issuable upon exercise of the Series C Warrants, when issued, sold and delivered in accordance with the terms of the Series C Warrants for the consideration expressed therein, and the Common Stock issuable upon exercise of the Common Warrants when issued, sold and delivered in accordance with the terms of the Common Warrants for the consideration expressed therein and the Series C Warrants and the Common Warrants when issued, sold and delivered in accordance with the terms of the Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and any Related Agreement (as defined in Section 3.4 hereof) and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred being purchased under this Agreement and issuable upon exercise of the Series C Warrants and issuable upon exercise of the Common Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Incorporation or the Common Warrants, as applicable, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and any Related Agreement and under applicable state and federal securities laws.

          (c) Except for the Company's 1997 Stock Option Plan (the "OPTION PLAN"), the Company has never adopted or maintained any stock option plan or other plan providing for equity compensation of any person. The Company has reserved 1,756,750 shares of Company Capital Stock for issuance to employees, directors and consultants pursuant to the Option Plan, 1,531,950 of which are subject to outstanding options under the Option Plan. Except for the Series C Warrants, the Common Warrants, and the warrants to purchase Common Stock to be issued in connection with the High Yield Offering, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of the Company.

      3.3 Subsidiaries.  The Company does not have, and never has had, any
          ------------
subsidiaries or affiliated companies other than the Subsidiaries and does not otherwise own, and has not otherwise owned, any shares in the capital of or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture, limited liability company or other business entity. The Company owns all outstanding shares of stock of the Subsidiaries, free and clear of all liens, pledges, charges, claims, restriction on transfer, mortgages, security interests or other encumbrances of any sort (collectively, "LIENS"). All outstanding shares of the Subsidiaries are owned by the Company and are duly authorized, validly issued, fully paid and nonassessable. There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which any Subsidiary is a party or by which it is bound obligating such Subsidiary to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of any Subsidiary or obligating any Subsidiary to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.

      3.4 Authority.  The Company has all requisite power and authority to enter
          ---------
into this Agreement, the Series C Warrants, the Common Warrants, and each of the Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Series C Warrants, the Common Warrants and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further action is required on the part of the Company or any of their respective officers, directors, or stockholders to authorize the Agreement, the Series C Warrants, the Common Warrants, the Related Agreements and the transactions contemplated hereby and thereby. This Agreement, the Series C Warrants, the Common Warrants and the Related Agreements have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute the valid and binding obligation of the Company, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies. The "RELATED AGREEMENTS" shall mean all such ancillary agreements required in this Agreement to be executed and delivered in connection with the transactions contemplated hereby, including the Amended and Restated Stockholder Rights Agreement.

      3.5 No Conflict.  The execution and delivery of this Agreement, the Series
          -----------
C Warrants, the Common Warrants and the Related Agreements by the Company do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "CONFLICT") (i) any provision of the Certificate or Articles of Incorporation and Bylaws of the Company or any Subsidiary, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company or any Subsidiary or any of their respective properties or assets are subject, or
(iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or the Subsidiaries or their respective properties or assets.

      3.6 Consents.  No consent, waiver, approval, order or authorization of, or
          --------
registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("GOVERNMENTAL ENTITY") or any third party, including a party to any agreement with the Company or any Subsidiary (so as not to trigger any Conflict), is required by or with respect to the Company or any Subsidiary in connection with the execution and delivery of this Agreement, the Series C Warrants, the Common Warrants and the Related Agreements or the consummation of the transactions contemplated hereby and thereby, except for such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws, which will be timely filed within the applicable periods therefor. The Company has not offered shares of its Series C Preferred or any substantially similar securities of the Company for sale to, or solicited any offers to buy from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers, and the Company will not take any action that will cause the issuance and delivery of the shares of its Series C Preferred and Common Stock as contemplated hereby to constitute a violation of the Securities Act or the California Corporate Securities Law of 1968, as amended.

      3.7 Company Financial Statements. Section 3.7 of the Disclosure Letter
          ----------------------------
sets forth the Company's balance sheets as of December 31, 1997, (the "CURRENT BALANCE SHEET") and the related audited statements of income and cash flow for the twelve-month period ended December 31, 1997, (collectively the "COMPANY FINANCIALS"). The Company Financials are correct in all material respects and have been prepared in accordance with U.S. generally accepted accounting principles consistent with the reporting practices and principles ("GAAP"), applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly the financial condition, operating results and cash flows of the Company as of the dates and during the periods indicated therein.

      3.8 No Undisclosed Liabilities.  Except as set forth in Section 3.8 of the
          --------------------------
Disclosure Letter, the Company does not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in financial statements in accordance with GAAP), which individually or in the aggregate (i) has not been reflected in the Current Balance Sheet, or (ii) has not arisen in the ordinary course of business consistent with past practices since December 31, 1997.

      3.9 No Changes.  Except as set forth in Section 3.9 of the Disclosure
          ----------
Letter or as contemplated by this Agreement, since December 31, 1997, there has not been, occurred or arisen any:

          (a) transaction by the Company or any Subsidiary except in the ordinary course of business as conducted on that date and consistent with past practices;

          (b) amendments or changes to the Certificate of Incorporation or Bylaws of the Company or the Articles of Incorporation or Bylaws of any Subsidiary;

          (c) capital expenditure or commitment by the Company or the Subsidiaries, either individually or in the aggregate, exceeding $50,000.

          (d) destruction of, damage to or loss of any material assets, business or customer of the Company or the Subsidiaries (whether or not covered by insurance);

          (e) labor trouble or claim of wrongful discharge or other unlawful labor practice or action;

          (f) change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or the Subsidiaries;

          (g) revaluation by the Company or the Subsidiaries of any of their respective assets;

          (h) declaration, setting aside or payment of a dividend or other distribution with respect to the Company Capital Stock, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its Common Stock;

          (i) increase in the salary or other compensation payable or to become payable by the Company or the Subsidiaries to any of their respective officers, directors, employees or advisors, or the declaration, payment or commitment or obligation of any kind for the payment, by the Company or the Subsidiaries of a bonus or other additional salary or compensation to any such person;

          (j) any agreement, contract, lease or commitment (collectively a "COMPANY AGREEMENT") or any extension or modification the terms of any Company Agreement which (i) involves the payment by the Company or the Subsidiaries of greater than $50,000 per annum or which extends for more than one (1) year, (ii) involves any payment or obligation to any affiliate of the Company, or (iii) involves the sale of any material assets of the Company or the Subsidiaries;

          (k) sale, lease, license or other disposition of any of the assets or properties of the Company or the Subsidiaries, or any creation of any security interest in such assets or properties except in the ordinary course of business as conducted on that date and consistent with past practices;

          (l) amendment or termination of any material contract, agreement or license to which the Company or any Subsidiary is a party or by which it is bound;

          (m) loan by the Company or any Subsidiary to any person or entity, incurring by the Company or any Subsidiary of any indebtedness, guaranteeing by the Company or any Subsidiary of any indebtedness, issuance or sale of any debt securities of the Company or any Subsidiary or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business, consistent with past practices;

          (n) waiver or release of any right or claim of the Company or any Subsidiary, including any write-off or other compromise of any account receivable of the Company or such Subsidiary;

          (o) the commencement or notice or threat of commencement of any lawsuit or proceeding against the Company or the Subsidiaries or their respective affairs;

          (p) notice of any claim of ownership by a third party of any Intellectual Property (as defined in Section 3.13 below) of the Company or the Subsidiaries or of infringement by the Company or any Subsidiary of any third party's Intellectual Property rights;

          (q) issuance or sale, or contract to issue or sell, by the Company or any Subsidiary of any of its shares of capital stock, or securities exchangeable, convertible or exercisable therefor, or of any other of its securities except pursuant to the Company's incentive stock plans;

          (r) change in pricing or royalties set or charged by the Company or any Subsidiary to their respective customers or licensees or in pricing or royalties set or charged by persons who have licensed Intellectual Property (as defined in Section 3.13 below) to the Company or the Subsidiaries;

          (s) any event or condition of any character that has had a Material Adverse Effect on the Company or the Subsidiaries; or

          (t) negotiation or agreement by the Company or any Subsidiary or any officer or employees thereof to do any of the things described in the preceding clauses (a) through (s) (other than negotiations with the Purchasers and their representatives regarding the transactions contemplated by this Agreement).

      3.10 Tax Matters.  Each of the Company and the Subsidiaries has timely
           -----------
filed all tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company and the Subsidiary have paid all taxes and other assessments due, except those contested by them in good faith and which are described in Section 3.10 of the Disclosure Letter. The provision for taxes of the Company or the Subsidiaries as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. Neither the Company nor any Subsidiary has elected pursuant to the Internal Revenue Code of 1986, as amended ("CODE"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor have they made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole. Neither the Company nor the Subsidiaries has ever had any tax deficiency proposed or assessed against it, nor have they executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's or the Subsidiaries' federal income tax returns and none of their state income or franchise tax or sales or use tax returns have ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period. The Company and the Subsidiaries have withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and have paid the same to the proper tax receiving officers or authorized depositaries. Neither the Company nor any Subsidiary is a real property holding corporation within the meaning of Section 897(c)(2) of the Code and any regulations promulgated thereunder.

      3.11 Restrictions on Business Activities.  There is no agreement
           -----------------------------------
(noncompetition or otherwise), commitment, judgment, injunction, order or decree to which the Company or any Subsidiary is a party or otherwise binding upon the Company or any Subsidiary that has or may have the effect of prohibiting or impairing any business practice of the Company or the Subsidiaries, any acquisition of property (tangible or intangible) by the Company or the Subsidiaries or the conduct of business by the Company or the Subsidiaries. Without limiting the foregoing, neither the Company nor any Subsidiary has entered into any agreement under which the Company or such Subsidiary is restricted from manufacturing or selling any product or providing services to customers or potential customers or any class of customers, in any geographic area, during any period of time or in any segment of the market.

      3.12 Title of Properties; Absence of Liens and Encumbrances.
           ------------------------------------------------------

          (a) Neither the Company nor any Subsidiary owns any real property, nor has either the Company or any Subsidiary ever owned any real property. Section 3.12(a) of the Disclosure Letter sets forth a list of all real property currently leased by the Company or the Subsidiaries, the name of the lessor, the date of the lease and each amendment thereto and, with respect to any current lease, the aggregate annual rental and/or other fees payable under any such lease. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default).

          (b) The Company and the Subsidiaries have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their respective tangible properties and assets, real, personal and mixed, used or held for use in their respective businesses, free and clear of any Liens, except as reflected in the Current Balance Sheet and except for liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not detract from the value, or interfere with the present use, of the property subject thereto or affected thereby.

      3.13 Intellectual Property.  To the knowledge of the Company, the Company
           ---------------------
or the Subsidiaries own and possess or are licensed under all patents, patent applications, licenses, trademarks, trade secrets, trade names, brand names, inventions and copyrights or other proprietary rights ("INTELLECTUAL PROPERTY") employed in the operation of their respective businesses as now conducted, and as currently planned to be conducted, and to the knowledge of the Company, with no infringement of or conflict with the rights of others respecting any of the same. Section 3.13 of the Disclosure Letter sets forth all of the patents applied for by the Company as of the date hereof. Neither the Company nor any Subsidiary has received any communications alleging that the Company or any Subsidiary has violated any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis for the foregoing. Reasonable security measures have been taken by the Company and the Subsidiaries to protect the secrecy, confidentiality and value of the Company's and the Subsidiaries' trade secrets, including their respective know-how, technology, concepts and other technical data for the development, processing, manufacture and sale of its products. Each employee of and consultant to the Company or the Subsidiaries has executed an invention assignment and confidentiality agreement substantially in the form provided to the Purchasers.

      3.14 Agreements, Contracts and Commitments.
           -------------------------------------

          (a) Except as set forth on Section 3.14(a) of the Disclosure Letter or the Financial Statements, neither the Company nor any Subsidiary has or is bound by:

              (i) any contract, license or agreement to which the Company or any Subsidiary is a party (A) with respect to Intellectual Property of the Company licensed or transferred to any third party or (B) pursuant to which a third party has licensed or transferred any Intellectual Property to the Company or any Subsidiary, with a potential value or cost in excess of $50,000;

              (ii) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization;

              (iii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

              (iv)  any fidelity or surety bond or completion bond;

              (v) any lease of personal property with fixed annual rental payments in excess of $50,000;

              (vi) any contract, license or agreement between the Company or any Subsidiary and any third party wherein or whereby the Company or such Subsidiary has agreed to, or assumed, any obligation or duty to warrant, indemnify, hold harmless or otherwise assume or incur any obligation or liability with respect to the infringement or misappropriation by the Company or such Subsidiary or such third party of the Intellectual Property of any third party;

              (vii) any agreement, contract or commitment containing any covenant limiting the freedom of the Company or any Subsidiary to engage in any line of business or to compete with any person;

              (viii) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $50,000;

              (ix) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's or the Subsidiaries' businesses;

              (x) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

              (xi) any purchase order or contract for the purchase of materials involving $50,000 or more;

              (xii)  any construction contracts;

              (xiii) any distribution, joint marketing or development agreement; or

              (xiv) any other agreement, contract or commitment that involves $50,000 or more or is not cancelable without penalty within thirty (30) days.

          (b) Each of the Company and each of the Subsidiaries is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, license or commitment to which it is a party or by which it is bound (any such agreement, contract, license or commitment, a "CONTRACT"), and neither the Company nor any Subsidiary is aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. Each Contract is in full force and effect and, except as otherwise disclosed in Section 3.14(b) of the Disclosure Letter, to the knowledge of the Company, all other parties to each Contract are in compliance with, and have not breached any term of, such Contract. The Company and the Subsidiaries have obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals of parties to any Contract as are required to remain in effect without modification after the Closing.

      3.15 Interested Party Transactions.  To the knowledge of the Company, no
           -----------------------------
officer, director or stockholder of the Company or the Subsidiary (nor any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) any interest in any entity that furnished or sold, or furnishes or sells, services or products that the Company or any Subsidiary furnishes or sells, or proposes to furnish or sell, or (ii) any interest in any entity that purchases from or sells or furnishes to the Company or such Subsidiary any goods or services or (iii) a beneficial interest in any Contract; provided, however, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation and no more than five percent (5%) of the outstanding equity of any other entity shall not be deemed an "INTEREST IN ANY ENTITY" for purposes of this Section 3.15.

      3.16 Governmental Authorization.  The Company or one of the Subsidiaries
           --------------------------
holds all consents, licenses, permits, grants or other authorizations by a governmental entity (i) pursuant to which the Company or such Subsidiary currently operates or holds any interest in any of its properties or (ii) which is required for the operation of their business or the holding of any such interest except where the failure to hold such consent, license, permit, grant or other authorization would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole (herein collectively called "COMPANY AUTHORIZATIONS"). The Company Authorizations are in full force and effect and constitute all Company Authorizations required to permit the Company and its Subsidiaries to operate or conduct their business or hold any interest in their properties or assets, except where the failure to have such Company Authorizations would not have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

      3.17 Litigation.  There is no action, suit or proceeding of any nature
           ----------
pending, or to the knowledge of the Company, threatened against the Company or any Subsidiary, their respective properties or any of their respective officers or directors, nor, to the knowledge of the Company, is there any reasonable basis therefor. There is no investigation pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, their respective properties or any of their respective officers or directors (nor, to the knowledge of the Company, is there any reasonable basis therefor) by or before any governmental entity. No governmental entity has at any time challenged or questioned the legal right of the Company or any Subsidiary to conduct their respective operations as presently or previously conducted.

      3.18 Employees; Employee Compensation.  To the Company's knowledge, there
           --------------------------------
is no strike, labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's or the Subsidiaries' employees belongs to any union or collective bargaining unit. To the Company's knowledge, the Company and the Subsidiaries have complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the Company's knowledge, no employee of the Company or any Subsidiary is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company or such Subsidiary, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or the Subsidiaries or to the use by the employee of his or her best efforts with respect to such business. Neither the Company nor any Subsidiary is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or a Subsidiary, nor do the Company or any Subsidiary have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company or the Subsidiaries is terminable at the will of the Company or any such Subsidiary.

      3.19 Minute Books.  The minute books of the Company and the Subsidiaries
           ------------
made available to counsel for Purchasers are the only minutes of the Company and the Subsidiaries and contain a reasonably accurate summary of all meetings of the Board of Directors (or committees thereof) of the Company and the Subsidiaries and their respective stockholders or actions by written consent since the incorporation of the Company and the Subsidiaries.

      3.20 Environmental Matters.
           ---------------------

          (a) Hazardous Material.  Neither the Company nor any Subsidiary has:
(i) operated any underground storage tanks at any property that the Company or such Subsidiary has at any time owned, operated, occupied or leased; or (ii) illegally released any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, and urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "HAZARDOUS MATERIAL"), but excluding office and janitorial supplies properly and safely maintained. No Hazardous Materials are present as a result of the deliberate actions of the Company or any Subsidiary or, to the Company's knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any Subsidiary has at any time owned, operated, occupied or leased.

          (b) Hazardous Materials Activities. Neither the Company nor any Subsidiary has transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the date hereof, nor has the Company or any Subsidiary disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to as "HAZARDOUS MATERIALS ACTIVITIES") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

          (c) Permits. The Company or a Subsidiary currently holds all environmental approvals, permits, licenses, clearances and consents (the "ENVIRONMENTAL PERMITS") necessary for the conduct of the Company's or the Subsidiaries' Hazardous Materials Activities and other businesses of the Company and the Subsidiaries as such activities and businesses are currently being conducted except where the failure to hold such Environmental Permits would not have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole.

          (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Company's knowledge, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company or the Subsidiaries. The Company is not aware of any fact or circumstance which could involve the Company or any Subsidiary in any environmental litigation or impose upon the Company or such Subsidiary any environmental liability.

      3.21 Brokers' and Finders' Fees; Third Party Expenses. Neither the Company
           ------------------------------------------------
nor any Subsidiary has incurred, nor will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement or any transaction contemplated hereby.

      3.22 Registration Rights.  Other than as granted pursuant to the
           -------------------
Stockholder Rights Agreement, the Company has not granted or agreed to grant any rights to register, as that term is defined in the Stockholder Rights Agreement, including piggyback registration rights, to any person or entity.

      3.23 No Interference or Conflict.  To the knowledge of the Company, no
           ---------------------------
shareholder, officer, employee or consultant of the Company or any Subsidiary is obligated under any contract or agreement or subject to any judgment, decree or order of any court or administrative agency, that would interfere with such person's efforts to promote the interests of the Company or the Subsidiaries or that would interfere with the Company's or the Subsidiaries' business. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's or the Subsidiaries' business as presently conducted or proposed to be conducted nor any activity of such officers, directors, employees or consultants in connection with the carrying on of the Company's or the Subsidiaries' business as presently conducted or proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract or agreement under which any of such officers, directors, employees or consultants are currently bound.

      3.24 Insurance.  Section 3.24 of the Disclosure Letter lists all insurance
           ---------
policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and the Subsidiaries. There is no claim by the Company or the Subsidiary pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and the Company and its Affiliates are otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). The Company has no knowledge of any threatened termination of, or premium increase with respect to, any of such policies.

      3.25 Regulatory Matters.
           ------------------

          (a) (i) The execution and delivery of this Agreement by the Company, the performance of the Company's obligations hereunder, and the consummation of the transactions contemplated hereby and thereby, do not violate (1) the Communications Act of 1934 (the

"COMMUNICATIONS ACT") or interpreted as of this date, (2) the Telecommunications Act of 1996 (the "TELECOM ACT OF 1996") or interpreted as of this date, (3) any rules or regulations of the Federal Communications Commission (the "FCC") applicable to the Company or the Subsidiary or interpreted as of this date, or
(4) any rules or regulations of the California Public Utilities Commission, New York Public Service Commission, Massachusetts Department of Public Utilities, Washington Utilities and Transportation Commission, Illinois Commerce Commission or the Oregon Public Utilities Commission (the "STATE COMMISSIONS") or interpreted as of this date, and (ii) no authorization of or filing with the FCC or any of the State Commissions is necessary for the execution and delivery of this Agreement by the Company and consummation of the transactions contemplated hereby in accordance with the terms hereof;

          (b) (i) The Company and each Subsidiary in all material respects (1) have made all reports and filings, and paid all fees, required by the FCC and any of the State Commissions; and (2) have all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all filings and registrations with, the FCC and any of the State Commissions necessary to own, lease, license and use their properties and assets and to conduct their businesses as presently conducted and as proposed to be conducted; and (ii) neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which would have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole;

          (c) To the Company's knowledge, neither the Company nor any Subsidiary is in violation of, or in default under, the Communications Act, as amended by the Telecom Act of 1996, the rules or regulations of the FCC, or the rules or regulations of any of the State Commissions, the effect of which, singly or in the aggregate, would have a Material Adverse Effect on Company and the Subsidiaries taken as a whole; and

          (d) (i) no decree or order of the FCC or any of the State Commissions is outstanding against the Company or the Subsidiary and (ii) to the Company's knowledge, no formal litigation, proceeding, inquiry or investigation has been commenced or threatened, and no formal notice of violation or order to show cause has been issued, against the Company or the Subsidiary before the FCC or any of the State Commissions.

      3.26 Complete Copies of Materials.  The Company has delivered or made
           ----------------------------
available true and complete copies of each document (or summaries of same) that has been requested by the Purchasers or their counsel.

      3.27 Representations Complete.  None of the representations or warranties
           ------------------------
made by the Company (as modified by the Disclosure Letter), nor any statement made in any schedule or certificate furnished by the Company pursuant to this Agreement, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   SECTION 4

                Representations and Warranties of the Purchasers
                ------------------------------------------------

     Each Purchaser, severally but not jointly, hereby represents and warrants to the Company with respect to its purchase of the Shares, the Series C Warrants and the Common Warrants, as follows:

      4.1 Investment Representations and Covenants of the Purchasers.
          ----------------------------------------------------------

          (a) This Agreement is made by the Company with each Purchaser in reliance upon such Purchaser's representations and covenants made in this
Section 4, which by its execution of this Agreement each Purchaser hereby confirms. Such Purchaser represents that the Shares, the Common Warrants and the Series C Warrants to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same.

          (b) Such Purchaser understands and acknowledges that the offering of the Shares, the Common Warrants and the Series C Warrants pursuant to this Agreement will not, and any issuance of Common Stock on conversion or exercise thereof may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchasers' representations set forth herein.

          (c) Such Purchaser represents that it is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company.

          (d) Such Purchaser acknowledges and understands that the Shares, the Common Warrants and the Series C Warrants, and any Common Stock acquired upon the conversion or exercise thereof, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Related Agreements, the Company is under no obligation to register either the Shares, the Common Warrants and the Series C Warrants or Common Stock issuable upon conversion or exercise thereof.

          (e) Such Purchaser acknowledges that it has received and reviewed a copy of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Such Purchaser understands that before the Shares, or any Common Stock issued upon conversion thereof, may be sold under Rule 144, the following conditions must be fulfilled, except as otherwise described below: (i) certain public information about the Company must be available; (ii) the sale must occur at least one year after the later of the date the Shares were sold by the Company or the date they were sold by an affiliate of the Company; (iii) the sale must be made in a broker's transaction; and (iv) the number of Shares sold must not exceed certain volume limitations. If, however, the sale occurs at least two years after the Shares were sold by the Company or an affiliate of the Company, and if the Purchaser is not an affiliate of the Company, the foregoing conditions will not apply. The Purchaser understands that the time period for resale of Shares or Common Stock issued upon exercise of the Common Warrants or the Series C Warrants does not begin until the Warrants are exercised unless the net exercise provisions of the Warrants are used. Such Purchaser understands that the current information referred to above is not now available and the Company has no present plans to make such information available.

          (f) Such Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock. Such Purchaser understands that although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

          (g) Such Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer or otherwise dispose of the Shares, the Common Warrants, the Common Warrants and any Common Stock issued on conversion or exercise thereof only in a manner consistent with its representations and covenants set forth in this Section. In connection therewith such Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Section and shall transfer shares and warrants on the books of the Company only to the extent not inconsistent therewith.

          (h) Such Purchaser represents that it is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 under the Securities Act.

      4.2 No Public Market.  Such Purchaser understands that no public market
          ----------------
now exists for any of the securities issued by the Company.

      4.3 Domicile.  Warburg, Pincus Ventures, L.P. is domiciled in the state of
          --------
New York. The remainder of the Purchasers are domiciled in the state of California.

      4.4 Authority.  Each Purchaser has all requisite power and authority to
          ---------
enter into this Agreement, the Series C Warrants, the Common Warrants, and each of the Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Series C Warrants (in the case of Warburg and Crosspoint), the Common Warrants and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action on the part of the Purchaser, and no further action is required on the part of the Purchaser, or any of Purchaser's respective officers, directors, stockholders, limited partners or general partners, to authorize the Agreement, the

Series C Warrants, the Common Warrants, the Related Agreements and the transactions contemplated hereby and thereby. This Agreement and the Related Agreements have been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute the valid and binding obligation of the Purchaser, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.


                                   SECTION 5

                      Conditions to Closing of Purchasers
                      -----------------------------------

      5.1 Conditions to Closing of Intel. Intel's obligations to purchase the
          ------------------------------
Shares at the First Closing and, if applicable, the Series C Warrants at the Second Closing are, at the option of Intel, subject to the fulfillment on or prior to the First Closing Date of the following conditions:

          (a) Opinion of Company's Counsel.  Intel shall have received from
              ----------------------------
counsel to the Company an opinion addressed to it in a form customary for preferred equity venture financings, dated the First Closing Date, in the form of Exhibit G-1.
   -----------

          (b) Blue Sky.  The Company shall have obtained all necessary Blue Sky
              --------
law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

          (c) Certificate of Incorporation.  The Amended Certificate of
              ----------------------------
Incorporation shall have been filed with the Secretary of State of the State of Delaware prior to the First Closing.

          (d) Stock Certificates.  The Company shall have delivered to Intel a
              ------------------
certificate for the number of shares of Series C Preferred set forth opposite its name on the Schedule of Purchasers.

          (e) High Yield Offering.  The Company shall have completed the High
              -------------------
Yield Offering on or before April 30, 1998 on terms approved by the Board of Directors of the Company with aggregate gross proceeds of at least $100,000,000.

          (f) Equity Commitment.  This Agreement shall not have been terminated
              -----------------
by either the Company, Warburg or Crosspoint and the obligations of the Company, Warburg and Crosspoint hereunder shall continue to be in full force and effect.

      5.2 Conditions to Closing of Warburg and Crosspoint.  Warburg's and
          -----------------------------------------------
Crosspoint's respective obligations to purchase the Shares and the Series C Warrants at the Second Closing are, at the option of each such Purchaser, subject to the fulfillment on or prior to the Second Closing Date of the following conditions:

          (a) Opinion of Company's Counsel.  Such Purchasers shall have received
              ----------------------------
from counsel to the Company, an opinion addressed to them, dated the Second Closing Date, in the form of Exhibit G-2.
                             -----------

          (b) Blue Sky.  The Company shall have obtained all necessary Blue Sky
              --------
law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Series C Warrants and the Common Stock issuable upon conversion of the Shares and the Series C Warrants.

          (c) Certificate of Incorporation.  The Amended Certificate of
              ----------------------------
Incorporation shall have been filed with the Secretary of State of the State of Delaware prior to the Closing.

          (d) Stock Certificates and Series C Warrants.  The Company shall have
              ----------------------------------------
delivered to such Purchaser a certificate for the number of shares of Series C Preferred and a Series C Warrant for the number of Series C Warrants set forth opposite such Purchaser's name on the Schedule of Purchasers.

          (e) High Yield Offering.  The Company shall have completed the High
              -------------------
Yield Offering on or before April 30, 1998 on terms approved by the Board of Directors of the Company with aggregate gross proceeds of at least $100,000,000.


                                   SECTION 6

                        Conditions to Closing of Company
                        --------------------------------

     There shall be no conditions to the Company's obligation to sell and issue the Series C Preferred to Intel at the First Closing and the Series C Warrants to Intel at the Second Closing, and there shall be no conditions to the Company's obligation to sell and issue the Series C Preferred and the Series C Warrants to Warburg and Crosspoint at the Second Closing if the Company has delivered the Exercise Notice.


                                   SECTION 7

                                 Miscellaneous
                                 -------------

      7.1 Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California as applied to contracts entered into solely between residents of and to be performed entirely in such state.

      7.2 Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. Each Purchaser hereby agrees and acknowledges that the representations and warranties of the

Company shall only be made as of the date of the Agreement and shall not be made as of any subsequent date, including but not limited to as of any closing.

      7.3 Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the obligations of a Purchaser to purchase Shares and Series C Warrants shall not be assignable.

      7.4 Entire Agreement; Amendment.  This Agreement and the other documents
          ---------------------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

      7.5 Notices, etc.  All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser's address set forth in Exhibit A, or at such other address as such Purchaser shall
                     ---------
have furnished to the Company in writing, or (b) if to any other holder of any Shares or Series C Warrants, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares or Series C Warrants who has so furnished an address to the Company, or (c) if to the Company to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

      7.6 Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any holder of any Shares or Series C Warrants, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      7.7 California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
          -----------------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN

EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

      7.8 Expenses.  The Company and the Purchasers shall each bear their own
          --------
expenses and legal fees with respect to this Agreement and the transactions contemplated hereby; provided the Company will pay at the execution of this Agreement the reasonable legal fees and expenses of the Purchasers, including the reasonable legal fees and expenses of counsel to Intel (up to a maximum of $20,000).

      7.9 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      7.10 Severability.  In the event that any provision of this Agreement
           ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

      7.11 Gender.  The use of the neuter gender herein shall be deemed to
           ------
include the masculine and the feminine gender, if the context so requires.

      7.12 Confidentiality. Each party hereto agrees that, except with the prior
           ---------------
written permission of the other parties, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement.

      7.13 Enforceability; Specific Performance; Damages. Each of the Purchasers
           ---------------------------------------------
acknowledges that (i) the commitment of the Purchaser to purchase Series C Preferred and, in the case of Warburg and Crosspoint, Series C Warrants contained in this Agreement is required for the Company to complete the High Yield Offering; (ii) the Company has relied on such commitment in completing the High Yield Offering; and (iii) a breach of any commitment or any other provision of this Agreement will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, it is expressly agreed that in addition to all other remedies available at law or in equity, including a remedy for damages, the Company shall be entitled to the immediate remedy of such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to specifically enforce the provisions hereof.

      7.14 Jurisdiction and Venue. Each party agrees that the Federal courts for
           ----------------------
the Northern District of California [San Jose] shall have the exclusive jurisdiction and venue for any disputes under this Agreement including the Company's rights under Section 7.13. Each Purchaser hereby consents to the personal jurisdiction in such Northern District of California [San Jose]. Each Purchaser agrees that a judgment in such courts shall be enforceable in any other jurisdiction where Purchaser may reside or be located.

     7.15 Termination.  This Agreement may not be terminated by any Purchaser or
          -----------
the Company, except that the Company or any Purchaser may terminate this
             ------ ----
Agreement upon written notice of such party to all other parties (i) at any time after April 30, 1998, if the High Yield Offering has not been completed by such date or (ii) solely with respect to the obligations of the Company and Warburg and Crosspoint with respect to their respective obligations under Section 1.3 hereof, at any time after the closing of the High Yield Offering if the Company has completed a Replacement Financing.

     The foregoing Series C Preferred Stock and Warrant Subscription Agreement is hereby executed as of the date first above written.


"COMPANY"                           COVAD COMMUNICATIONS GROUP, INC.
                                    a Delaware corporation


                                    By: /s/ Charles J. McMinn
                                       ------------------------------------
                                    Name:
                                          ---------------------------------
                                    Title:
                                           --------------------------------



PURCHASERS:                         WARBURG, PINCUS VENTURES, L.P.

                                    By: Warburg Pincus & Co., its General
                                        Partner


                                         By: /s/ Henry Kressel
                                            ------------------------------
                                                    Partner


                                    CROSSPOINT VENTURE PARTNERS 1996

                                    By: /s/ Rich Shapero
                                       ------------------------------------
                                    Name: Rich Shapero
                                          ---------------------------------
                                    Title: General Partner
                                           --------------------------------


                                    INTEL CORPORATION

                                    By: /s/ Arvind Sodhani
                                       ------------------------------------
                                    Name: Arvind Sodhani
                                          ---------------------------------
                                    Title: Treasurer
                                           --------------------------------

                                   EXHIBIT A
                                   ---------
                             Schedule of Purchasers
                             ----------------------

                             High Yield Commitment

                                                        Number of      Number of
                                        Number of       Shares of      Series C
                                       Common Stock     Series C       Preferred    Aggregate
           Name and Address              Warrants    Preferred Stock   Warrants   Purchase Price
-------------------------------------  ------------  ---------------   ---------- --------------

Warburg, Pincus Ventures, L.P.              451,773        1,537,105   1,261,200   $12,804,084.65
c/o E.M. Warburg, Pincus & Co., LLC
466 Lexington Avenue
New York, NY 10017-3147

Crosspoint Venture Partners 1996.           112,943          384,276     315,300   $ 3,201,019.08
The Pioneer Hotel Building
2925 Woodside Road
Woodside, CA  94062

Intel Corporation                            35,284          120,048      98,500   $   999,999.84
2200 Mission College Boulevard
Mail Stop SC4-210
Santa Clara, CA 95052-8199
Attn:  Treasurer

                                            600,000        2,041,429   1,675,000   $17,005,103.57

                                   EXHIBIT B
                                   ---------

              Amended and Restated Certificate of Incorporation
                (See Exhibit 3.1 to the Registration Statement)

                                   EXHIBIT C

Warrant No. PC-____


     THIS WARRANT AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN AND IN THE STOCKHOLDER RIGHTS AGREEMENT, A COPY OF WHICH IS AVAILABLE FROM THE SECRETARY OF THE COMPANY.

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGIS REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

     THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

     THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.


                                                     Void after _________, 200__

                        COVAD COMMUNICATIONS GROUP, INC.

         WARRANT TO PURCHASE UP TO ____ SHARES OF SERIES C PREFERRED STOCK

                                   __________


     THIS CERTIFIES THAT, for value received, ____ is entitled at any time prior to expiration of this Warrant to subscribe for and purchase up to ____ shares of the fully paid and nonassessable Series C Preferred Stock of Covad Communications Group, Inc., a Delaware corporation (hereinafter called the "COMPANY"), at the price of $8.33 per share (such price and such other price as shall result, from time to time, from the adjustments specified in paragraph 4 hereof is herein referred to as the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the terms "SERIES C PREFERRED" and "SHARES" shall mean the Company's presently authorized Series C Preferred Stock, and any stock into or for which such Series C Preferred Stock may hereafter be converted or exchanged, and the term "DATE OF GRANT" shall mean ____________, 199__.

     1.   TERM.

          This Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through __________, 200__.

     2.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

          (a) Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of the Company and (i) by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, or (ii) on or after the date on which the Company's Common Stock becomes publicly traded or in conjunction with a Merger or Consolidation, by surrender of the right to receive upon exercise hereof a number of Shares equal to the value (as determined below) of the Shares with respect to which this Warrant is being exercised, in which case the number of shares to be issued to the Holder upon such exercise shall be computed using the following formula:

          X =  Y(A-B)
               ------
                 A

Where:    X =  the number of shares of Common to be issued to the Holder.

          Y = the number of shares of Common with respect to which this Warrant is being exercised.

          A =  the fair market value of one share of Common.

          B =  Warrant Price.

          As used herein, "MERGER OR CONSOLIDATION" shall mean the merger or consolidation of the corporation into or with another corporation in which this corporation shall not survive and the stockholders of this corporation shall own less than 50% of the voting securities of the surviving corporation or the sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the corporation.

          (b) As used herein, "FAIR MARKET VALUE OF ONE SHARE OF COMMON" shall mean, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, "fair market value of one share of Common" shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, "fair market value of one share of Common" shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (iii) In conjunction with a Merger or Consolidation, then the "fair market value of one share of Common" shall be the value received by the holders of the Company's Common Stock pursuant to such transaction for each share of Common Stock, and such purchase shall be effective upon the closing of such transaction, subject to the due, proper and prior surrender of this Warrant; provided, however, that should such Merger or Consolidation or such offering not be consummated, the Company shall refund to the holder the Warrant Price and the Holder may exercise the purchase right represented by this Warrant, in whole or in part, at any time and from time to time during the remainder of its term.

          (iv) In conjunction with the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, the "fair market value of one share of Common" shall be the price at which registered shares are sold to the public in such offering, and such purchase shall be effective upon the date of such offering, subject to the due, proper and prior surrender of this Warrant and the closing of the offering.

        (c) In the event of any exercise of the purchase right represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within thirty days of the effective date of such purchase and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such thirty day period. Upon the effective date of such purchase, the Holder shall be deemed to be the holder of record of the Shares, notwithstanding that Certificates representing the Shares shall not then be actually delivered to such Holder or that such Shares are not then set forth on the stock transfer books of the Company.

     3.   STOCK FULLY PAID; RESERVATION OF SHARES.

          All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series C Preferred to provide for the exercise of the rights represented by this Warrant and of shares of Common Stock issuable from time to time upon conversion of such Series C Preferred Stock.

     4.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

          The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation
(other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company shall, as condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Series C Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Series C Preferred. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Series C Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

     (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Series C Preferred payable in, or make any other distribution with respect to Series C Preferred (except any distribution specifically provided for in the foregoing subparagraph (a) and (b)) of, Series C Preferred then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Series C Preferred outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Series C Preferred outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares of Series C Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   NOTICE OF ADJUSTMENTS.

          Whenever any Warrant Price shall be adjusted pursuant to paragraph 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

     6. NOTICE OF CERTAIN ACTIONS. In the event that this corporation shall propose at any time:

          (a) to declare any dividend or distribution upon any class or series of its stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

          (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

          (c) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

          (d) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its assets or property, or to liquidate, dissolve or wind up, whether voluntary or involuntary;

          (e) to amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation or Bylaws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, Series C Preferred or increase or decrease the number of shares of the Series C Preferred authorized;

          (f) to authorize or issue shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series C Preferred, or authorize or issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having preferences or priority as to dividends or assets superior to or on a parity with any such performance or priority of the Series C Preferred;

          (g) to reclassify any Common Stock or Series C Preferred into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series C Preferred;

then, in connection with each such event, this Company shall send to the holders of the Warrants:

             (1) at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (a) and (b) above;

             (2) in the case of the matters referred to in (c) through (g) above, at least 10 days' prior written notice of the date for the determination of stockholders entitled to vote thereon (and specifying the date on which the holders of Common Stock shares shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and

             (3) prompt notice of any material change in the terms of the transactions described in (a) through (g) above.

     Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Warrants at the address for each such holder as shown on the books of this corporation.

     7.   FRACTIONAL SHARES.

          No fractional shares of Series C Preferred will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8.   COMPLIANCE WITH SECURITIES ACT; NON-TRANSFERABILITY OF WARRANT.

          (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Series C Preferred to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Warrant or any shares of Series C Preferred to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, in a form of Exhibit B, that the shares of Series C Preferred so purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the holder shall provide such additional information regarding such holder's financial and investment background as the Company may reasonably request. This Warrant and all shares of Series C Preferred issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A 180-DAY LOCKUP IN CONNECTION WITH AN INITIAL PUBLIC OFFERING AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES."

          (b) Non-transferability of Warrant. This Warrant and the shares acquired upon exercise thereof may not be transferred or assigned in whole or in part except in compliance with (i) the Amended and Restated Stockholder Rights Agreement between the original Holder and the Company dated February ___, 1998 (the "STOCKHOLDER RIGHTS AGREEMENT") and (ii) applicable federal and state securities laws.

          (c) Stop-Transfer Notices. In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books the Warrant or any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Warrant or the Stockholder Rights Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     9.   RIGHTS OF STOCKHOLDERS.

          No holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Series C Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stock holders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10.  REGISTRATION AND OTHER RIGHTS.

          The shares of Series C Preferred obtained upon exercise of this Warrant shall have the registration and other rights set forth in the Stockholder Rights Agreement and, effective as of the Date of Grant, the term "Registrable Securities" as defined in the Stockholder Rights Agreement shall include the Common Stock issuable upon conversion of the Series C Preferred obtained upon exercise of this Warrant.

     11.  GOVERNING LAW.

          The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law.

     12.  MISCELLANEOUS.

          The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail or recognized commercial courier service, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

____________, 1998                  COVAD COMMUNICATIONS GROUP, INC.

                                    _________________________________
                                    Signature of Authorized Signatory

                                    _________________________________
                                    Print Name and Title

                                  EXHIBIT C-A

                               NOTICE OF EXERCISE


TO:  COVAD COMMUNICATIONS GROUP, INC.


     1. The undersigned hereby elects to purchase ___________ shares of Series C Preferred Stock of Covad Communications Group, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Series C Preferred Stock in the name of the undersigned or in such other name as is specified below:


                    _________________________________
                                 (Name)

                    _________________________________

                    _________________________________
                              (Address)

     3. The undersigned represents that the aforesaid shares of Series C Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as EXHIBIT B.



                                    ______________________________
                                    Name of Warrantholder

                                    ______________________________
                                    Signature of Authorized Signatory

                                    ______________________________
                                    Print Name and Title
________________________
Date

                                  EXHIBIT C-B

                      INVESTMENT REPRESENTATION STATEMENT



PURCHASER  :    ____

COMPANY    :  COVAD COMMUNICATIONS GROUP, INC.

SECURITY   :  SERIES C PREFERRED STOCK

AMOUNT     :

DATE       :


In connection with the purchase of the above-listed securities and underlying Common Stock (the "SECURITIES"), I, the Purchaser, represent to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("SECURITIES ACT").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities except as set forth in the Stockholder Rights Agreement. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

     (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



                                  _______________________________
                                  Name of Purchaser

                                  _______________________________
                                  Signature of Authorized Signatory

                                  _______________________________
                                  Print Name and Title

                                  _______________________________
                                  Date

                                   EXHIBIT D

Warrant No. C-____


     THIS WARRANT AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN AND IN THE STOCKHOLDER RIGHTS AGREEMENT, A COPY OF WHICH IS AVAILABLE FROM THE SECRETARY OF THE COMPANY.

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

     THE SALE OF THESE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

     THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.


                                                    Void after February 20, 2003

                        COVAD COMMUNICATIONS GROUP, INC.

               WARRANT TO PURCHASE UP TO ____ SHARES OF COMMON STOCK

                                   __________


     THIS CERTIFIES THAT, for value received, 3 is entitled at any time prior to expiration of this Warrant to subscribe for and purchase up to 2 shares of the fully paid and nonassessable Common Stock of Covad Communications Group, Inc., a Delaware corporation (hereinafter called the "COMPANY"), at the price of $0.01 per share (such price and such other price as shall result, from time to time, from the adjustments specified in paragraph 4 hereof is herein referred to as the "WARRANT PRICE"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the terms "COMMON STOCK" and "SHARES" shall mean the Company's presently authorized Common Stock, and the term "DATE OF GRANT" shall mean February 20, 1998.

     1.   TERM.

          This Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through February 20, 2003; provided, however, that this Warrant must be either exercised or the Warrant terminates immediately before the closing of a firmly underwritten public offering of Common Stock or other equity security of the Company; provided that the Company has given the holder of this Warrant at least fifteen (15) days prior written notice of such closing.

     2.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

          (a) Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of the Company and (i) by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, or (ii) on or after the date on which the Company's Common Stock becomes publicly traded or in conjunction with a Merger or Consolidation, by surrender of the right to receive upon exercise hereof a number of Shares equal to the value (as determined below) of the Shares with respect to which this Warrant is being exercised, in which case the number of shares to be issued to the Holder upon such exercise shall be computed using the following formula:

          X =  Y(A-B)
               ------
                 A

Where:    X =  the number of shares of Common to be issued to the Holder.

          Y = the number of shares of Common with respect to which this Warrant is being exercised.

          A =  the fair market value of one share of Common.

          B =  Warrant Price.

          As used herein, "MERGER OR CONSOLIDATION" shall mean the merger or consolidation of the corporation into or with another corporation in which this corporation shall not survive and the stockholders of this corporation shall own less than 50% of the voting securities of the surviving corporation or the sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the corporation.

          (b) As used herein, "FAIR MARKET VALUE OF ONE SHARE OF COMMON" shall mean, as of any date, the value of Common Stock determined as follows:

              (i) In conjunction with a Merger or Consolidation, then the "fair market value of one share of Common" shall be the value received by the holders of the Company's Common Stock pursuant to such transaction for each share of Common Stock, and such purchase shall be effective upon the closing of such transaction, subject to the due, proper and prior surrender of this Warrant; provided, however, that should such Merger or Consolidation or such offering not be consummated, the Company shall refund to the holder the Warrant Price and the Holder may exercise the purchase right represented by this Warrant, in whole or in part, at any time and from time to time during the remainder of its term.

              (ii) In conjunction with the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, the "fair market value of one share of Common" shall be the price at which registered shares are sold to the public in such offering, and such purchase shall be effective upon the date of such offering, subject to the due, proper and prior surrender of this Warrant and the closing of the offering.

          (c) In the event of any exercise of the purchase right represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within thirty days of the effective date of such purchase and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such thirty day period. Upon the effective date of such purchase, the Holder shall be deemed to be the holder of record of the Shares, notwithstanding that Certificates representing the Shares shall not then be actually delivered to such Holder or that such Shares are not then set forth on the stock transfer books of the Company.

     3.   STOCK FULLY PAID; RESERVATION OF SHARES.

          All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

          The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corpora tion (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company shall, as condition precedent to such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraph (a) and
(b)) of, shares of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the

Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   NOTICE OF ADJUSTMENTS.

          Whenever any Warrant Price shall be adjusted pursuant to paragraph 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

     6. NOTICE OF CERTAIN ACTIONS. In the event that this corporation shall propose at any time:

          (a) to declare any dividend or distribution upon any class or series of its stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

          (b) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

          (c) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its assets or property, or to liquidate, dissolve or wind up, whether voluntary or involuntary;

then, in connection with each such event, this Company shall send to the holders of the Warrants:

              (1) at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (a) above;

              (2) in the case of the matters referred to in (c) above, at least 10 days' prior written notice of the date for the determination of stockholders entitled to vote thereon (and specifying the date on which the holders of Common Stock shares shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and

              (3) prompt notice of any material change in the terms of the transactions described in (a) through (c) above.

     Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Warrants at the address for each such holder as shown on the books of this corporation.

     7.   FRACTIONAL SHARES.

          No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8.   COMPLIANCE WITH SECURITIES ACT; NON-TRANSFERABILITY OF WARRANT.

          (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "ACT"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, in a form of Exhibit B, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the holder shall provide such additional information regarding such holder's financial and investment background as the Company may reasonably request. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER INCLUDING A 180-DAY LOCKUP IN CONNECTION WITH AN INITIAL PUBLIC OFFERING AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES."

          (b) Non-transferability of Warrant. This Warrant and the shares acquired upon exercise thereof may not be transferred or assigned in whole or in part except in compliance with (i) the Amended and Restated Stockholder Rights Agreement between the original Holder and the Company dated February 20, 1998 (the "STOCKHOLDER RIGHTS AGREEMENT") and (ii) applicable federal and state securities laws.

          (c) Stop-Transfer Notices. In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (d) Refusal to Transfer. The Company shall not be required (i) to transfer on its books the Warrant or any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Warrant or the Stockholder Rights Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     9.   RIGHTS OF STOCKHOLDERS.

          No holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stock holders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10.  REGISTRATION AND OTHER RIGHTS.

          The shares of Common Stock obtained upon exercise of this Warrant shall have the registration and other rights set forth in the Stockholder Rights Agreement and, effective as of the Date of Grant, the term "Registrable Securities" as defined in the Stockholder Rights Agreement shall include the Common Stock obtained upon exercise of this Warrant.

     11.  GOVERNING LAW.

          The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law.

     12.  MISCELLANEOUS.

          The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail or recognized commercial courier service, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

February 20, 1998                   COVAD COMMUNICATIONS GROUP, INC.


                                    _________________________________
                                    Signature of Authorized Signatory

                                    _________________________________
                                    Print Name and Title

                                  EXHIBIT D-A

                               NOTICE OF EXERCISE


TO:  COVAD COMMUNICATIONS GROUP, INC.


     1. The undersigned hereby elects to purchase ___________ shares of Common Stock of Covad Communications Group, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                    _________________________________
                                 (Name)

                    _________________________________

                    _________________________________
                              (Address)

     3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as EXHIBIT B.



                                    ______________________________
                                    Name of Warrantholder

                                    ______________________________
                                    Signature of Authorized Signatory

                                    ______________________________
                                    Print Name and Title

                                    ________________________
                                    Date

                                  EXHIBIT D-B

                      INVESTMENT REPRESENTATION STATEMENT



PURCHASER  :  ____

COMPANY    :  COVAD COMMUNICATIONS GROUP, INC.

SECURITY   :  COMMON STOCK

AMOUNT     :

DATE       :



In connection with the purchase of the above-listed securities (the "SECURITIES"), I, the Purchaser, represent to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("SECURITIES ACT").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities except as set forth in the Stockholder Rights Agreement. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

     (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

     (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



                                  _______________________________
                                  Name of Purchaser

                                  _______________________________
                                  Signature of Authorized Signatory

                                  _______________________________
                                  Print Name and Title

                                  _______________________________
                                  Date

                                   EXHIBIT E
                                   ---------

                        COVAD COMMUNICATIONS GROUP, INC.

               AMENDED AND RESTATED STOCKHOLDER RIGHTS AGREEMENT

              (Subsequently amended and restated March 11, 1998;
                See Exhibit 4.6 to the Registration Statement)

                                   EXHIBIT F

                              [COVAD LETTERHEAD]

                               February 20, 1998



Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, NY 10017-3147
Attention:  Joseph P. Landy

Crosspoint Venture Partners 1996
The Pioneer Hotel Building
2925 Woodside Road
Woodside, CA 94062
Attention:  Rich Shapero

Intel Corporation
2200 Mission College Boulevard
Santa Clara, CA  95052-8199
Attention:  James W. McCall

         Re: Disclosure Letter for the Series C Preferred Stock and Warrant Subscription Agreement by and among Covad Communications Group, Inc., Warburg Pincus Ventures, L.P., Crosspoint Venture Partner 1996 and Intel Corporation

Gentlemen:

     This Disclosure Letter is provided pursuant to Section 3 of the Series C Preferred Stock and Warrant Subscription Agreement dated February 20, 1998 (the "Agreement") by and among Covad Communications Group, Inc. (the "Company"), Warburg Pincus Ventures, L.P., Crosspoint Venture Partners 1996 and Intel Corporation. The Section numbers in this Disclosure Letter correspond to the Section numbers in the Agreement. Any information disclosed under any Section number of this Disclosure Letter shall be deemed disclosed under and incorporated into any other Section number under the Agreement where such disclosure would be appropriate. Any terms defined in the Agreement have the same meaning when used in this Disclosure Letter unless the context otherwise requires.


3.2(a) Pursuant to Section 15 of that certain Stockholder Rights Agreement dated as of July 16, 1997, as amended, the Company has granted the Investors preemptive rights with respect to the issuance of any new securities.

3.2(c)    1.   The Company has, subject to the achievement of certain subscriber levels, agreed to provide options to purchase shares of Common
               Stock to Bruce Woodrey, for the calendar year 1997-1998, as follows: 1 share per subscriber for which Subsidiary obtains a commitment to take the Subsidiary's service by July 1, 1998 for the first 10,000 California subscribers, 2 shares per subscriber for which

Disclosure Letter
February 20, 1998
Page 2

               Subsidiary obtains a commitment to take Subsidiary's service by July 1, 1998 for the next 10,000 California subscribers, and a 10,000 shares bonus upon reaching 20,000 subscribers. For every subscriber commitment obtained in excess of 20,000 subscribers up to 50,000 subscribers, 2 shares per subscriber. Shares for subscribers in excess of 50,000 will be determined by the Board of Directors if this situation occurs. For the entire plan, shares will only be provided for subscribers that are "paying subscribers" - i.e. subscribers for whom Subsidiary receives payment that is booked as revenues to Subsidiary consistent with GAAP. One half of these shares vests upon Subsidiary's obtaining the commitment for such subscribers and the other half of these shares vests upon the commencement of provision of service to these subscribers which must occur before December 31, 1998.

          2. The Company offered an option to purchase 5,500 shares of Common Stock in options to Howard Karr & Associates ("Howard Karr") in the event Howard Karr successfully completes a search for the Subsidiary's Chief Financial Officer position. Howard Karr did not identify the CFO hired by the Company, was paid in full, and the Company does not believe that Howard Karr continues to have a claim for any shares, and nor does the Company expect Howard Karr to assert any such claim.

          3. The Company has offered and granted an option to purchase 4,000 shares of Common Stock to Tracy Hoyt in consideration for recruiting engineering personnel.

          4. The Company has offered an option to purchase up to a maximum of 5,000 shares of Common Stock to Naren Thapetta, Esq., based on 250 shares to be granted for every patent filed by Mr. Thapetta in 1998.

          5. The Company has offered Heidrick & Struggles ("H&S") up to one-third of the first year stock options granted to the Chief Operating Officer of the Company to be hired by the Company as the result of H&S's efforts.

3.5 The issuance of the shares of Series C Preferred, the Series C Preferred Warrants and the Common Warrants require the consent of the Investors and the holders of the outstanding Preferred Stock under the Stockholder Rights Agreement and the protective provisions of the Company's Certificate of Incorporation.

3.7 The Company Financials are included in the Preliminary Offering Memorandum of the Company relating to the High Yield Offering and are incorporated herein by reference.

Disclosure Letter
February 20, 1998
Page 3

3.8 On February 5, 1998, the California Subsidiary sent to Pacific Bell a notice of the California Subsidiary's intent to arbitrate Pacific Bell's breach of contract because of its failure to timely deliver operational physical collocation spaces and to challenge its present physical collocation procedures and practices. The Company plans to assert numerous claims against Pacific Bell to obtain Pacific Bell's compliance with the Company's agreement with Pacific Bell, damages and obtain more favorable collocation procedures, pricing and availability. The Company is not aware of any plans by Pacific Bell to assert any counter claims. If this matter proceeds to arbitration, the prevailing Party will be entitled to recover fees and costs.

3.9(b) On February 11, 1998, the Company amended its Certificate of Incorporation to increase the number of authorized shares of Series B Preferred Stock to 5,700,001.

3.9(c) In the ordinary course of business, the Company's California Subsidiary continues to order physical collocation facilities from Pacific Bell and GTE, purchase a variety of equipment from Diamond Lane Communications, Cisco, Pulsecom and have a variety of installation work performed and transmission lines, loops and services provided by vendors such as Pacific Bell, GTE, Butler, Chat, MFS, Brooks Fiber and others. Also in the ordinary course of its business, the Company has purchased or licensed software and software development services from such vendors as Oracle Corporation, Nightfire Software, Object Mart Inc., GeoSystems Global Corporation. These expenditures in aggregate are well over $100,000 and individually in many cases exceed $50,000.

3.9(g) On February 19, 1998, the Board of Directors determined that the fair market value of the Company's Common Stock as of that date was $1.20 per share.

3.90(j)   1.   In January 1998, the Board of Directors of the Company authorized the Company to enter into indemnification agreements with each of its directors and executive officers. On February 2, 1998, the Board of Directors authorized the Company to indemnify Dhruv
               Khanna, the Company's General Counsel, for liabilities resulting from Mr. Khanna's opinion to be delivered in connection with the High Yield Debt Offering.

          2. In January 1998, the Board of Directors of the Company authorized the Company to amend its existing option agreements and restricted stock agreements to provide for accelerated vesting under certain circumstances in the event of a change of control of the Company.

3.9(m) The Company has borrowed $1.0 million under a secured line of credit agreement which the Company intends to repay and cancel with the proceeds of the High Yield Offering. The Company has granted a security interest in its tangible assets in

Disclosure Letter
February 20, 1998
Page 4

          connection with financings under a line of credit agreement with Charter Financial and Silicon Valley Bank.

3.9(q) The Company issued 33,334 shares of Series B Preferred at $3.00 per share in February 1998.

3.10 The Subsidiary had no income in 1996 and did not file any tax returns for that year.The Subsidiary was an S corporation through June 30, 1997.

3.12(a)
3.12.a.   Lease Information/1/


------------------------------------------------------------------------------------------------------------------------------------

Property Address                       Lessor                        Date of Lease         Annual Rent         Other Fees
------------------------------------------------------------------------------------------------------------------------------------
3560 Bassett Street                    Intevac, Inc.                   08/15/97            $237,600            None
Santa Clara, CA  95054                 (Sublandlord)
------------------------------------------------------------------------------------------------------------------------------------

444 Castro Street, Suite 413           The Travelers Insurance         09/01/97            $10,560             None
Mountain View, CA                      Company
------------------------------------------------------------------------------------------------------------------------------------

55 South Market Street, Suite 1430     Market-Post Tower, Inc.         08/30/97            $57,5101            None
San Jose, CA  95113
------------------------------------------------------------------------------------------------------------------------------------

3-12(b) The Subsidiary has received numerous items of hardware and software on a trial basis for evaluation from a variety of xDSL equipment suppliers and suppliers of routers and other networking equipment which have not been paid for by the Subsidiary or the Company, and for which no payment is due and no invoices or demands for payment have been received to date.

3.13 Neither the Subsidiary nor the Company has applied for any patents as of the date hereof. A company by the name of Telespeed OPS based in Flushing NY that sells video broadcast equipment in Eastern Europe has asserted an ownership interest in the Telespeed name. Matrix Marketing, a telemarketing and customer service subsidiary of Cincinnati Bell, has registered the Telespeed name with respect to telemarketing services.

3.14(a)   See exceptions noted in 3.9 above.

          The California Subsidiary has entered into material contracts with Pacific Bell, GTE California, and New York Telephone Company; the California Subsidiary has also adopted the interconnection agreement of GTE Northwest with MCI as its own

___________________

     /1/ Rent increases approximately 4% per annum

Disclosure Letter
February 20, 1998
Page 5

               agreement ("Interconnection Agreements"). The agreement with New York Telephone Company is pending approval at the New York Public Service Commission. The agreement with GTE Northwest is yet to be submitted to the Washington Utilities and Transportation Commission. These Interconnection Agreements contain mutual indemnification provisions, including indemnification for infringement of intellectual property rights. All employees have signed confidentiality agreements, including inventions assignments clauses, with the Company or its California Subsidiary.

               The Company has entered into (i) restricted stock purchase agreements with Charles J. McMinn, Dhruv Khanna, Charles J. Haas, Duncan M. Davidson, Daniel Lynch, Rex Cardinale, Timothy Laehy and Frank Marshall for common stock in the amount of shares set forth in Exhibit A to the Amended and Restated Stockholder Rights Agreement; (ii) preferred stock Series A subscription agreements with Charles J. McMinn, Dhruv Khanna, Charles J. Haas, and Daniel Lynch for the sale of Series A preferred stock in the amount of shares set forth in Exhibit A to the Amended and Restated Stockholder Rights Agreement; and (iii) preferred stock Series B agreements with Warburg Pincus Ventures, L.P., Crosspoint Venture Partners 1996 and Intel Corporation in the amount of shares set forth in Exhibit A to the Amended and Restated Stockholder Rights Agreement.

               The Company has also entered into stock option agreements with its employees and certain consultants as set forth in Attachment 1 hereto, which is incorporated herein by reference.

               The Company and/or its California Subsidiary have also entered into a number of agreements with a variety of vendors as noted in 3.9(c) above which in aggregate far exceed $100,000 and in many instances individually exceed $50,000.

               The Company has entered into a secured line of credit agreement with Silicon Valley Bank up to the amount of $1.5 million, and a sale lease-back equipment financing agreement with Charter Financial under which the Company is obligated to make aggregate future payments of $834,000.

               The Company has agreed to enter into indemnification agreements with each of its officers and directors. The Company has agreed to indemnify Dhruv Khanna, Esq., its General Counsel, against liabilities arising out of the opinions to be delivered by Mr. Khanna in connection with the High Yield Offering.

3.14(b) The California Subsidiary has signed an Interconnection Agreement with GTE California based on a prior agreement GTE entered into with AT&T for the state of California. Similarly, the Subsidiary has entered into an agreement with GTE

Disclosure Letter
February 20, 1998
Page 6

               Northwest for Washington based on a prior agreement GTE has entered into with MCI. It is GTE's legal position that the Subsidiary's Interconnection Agreements with GTE are subject to all of the claims and appeals asserted by GTE in Federal District Court against GTE's interconnection agreement with AT&T in California and with MCI in Washington as ordered by the CPUC and the Washington Utilities and Transportation Commission, respectively. Should the Federal District Courts or further courts of appeal uphold GTE's positions, the Subsidiary's Interconnection Agreements with GTE may be correspondingly affected, and thus subject to further review and revision by the respective state commissions. In addition, all of the Subsidiary's Interconnection Agreements may in the interim be modified by or be subject to modification by rulings by the respective state regulatory commissions, the Federal Communications Commission ("FCC") and courts. In addition, the Interconnection Agreements as well as the Subsidiary's status as competitive local exchange carrier and its certification as a telephone company by state regulatory commissions are subject to ongoing changes in telecommunication laws and regulation. There is also some uncertainty with respect to the jurisdictional character of the services the Subsidiary provides which will affect the surcharges, taxes and other fees that may be levied on the Subsidiary as well as its costs of regulatory compliance in the state and federal jurisdictions.

3.15 The Company has a sale-lease back financing arrangement with Charter Financial, in which Warburg Pincus Ventures, L.P. is affiliated. (Warburg owns a majority of the stock of Charter Financial.) The Company is obligated to make future payments of $834,000 under the sale-lease back transaction. Through December 31, 1997, total lease payments to Charter Financial, including principal and interest payments, were approximately $26,000. The Company believes that the terms of the lease financing with Charter Financial were completed at rates similar to those available from alternative providers.

               The Company purchases equipment from Diamond Lane Communications, in which Crosspoint Venture Partners 1996 is affiliated. (Crosspoint owns approximately 12% of the capital stock of Diamond Lane Communications.) The Company's payments to Diamond Lane through December 31, 1997 totaled approximately $140,000. The Company believes that the terms of its transactions with Diamond Lane were completed at rates similar to those available from alternative vendors.

               The Company sells its TeleSpeed(SM) services to Intel, which has an ownership interest in the Company.

3.16 The California Subsidiary is certificated telephone company in the states of California, Washington, New York, Illinois, Oregon and Massachusetts.The Subsidiary's Interconnection Agreements with Pacific Bell and GTE California are

Disclosure Letter
February 20, 1998
Page 7

              effective and sufficient for the Subsidiary to provide its services within Pacific Bell's and GTE's service territory in California, subject to limitations in the availability Pacific Bell's and GTE's own facilities and services. The Subsidiary's Interconnection Agreement with New York Telephone Company is signed but not yet effective or approved by the New York commission. The Subsidiary has adopted the GTE Northwest-MCI agreement for the state of Washington and that agreement is yet to be submitted to the Washington commission for its approval. Other than the above-stated states and agreements, the Subsidiary is not certificated as a telephone company and does not currently have any interconnection agreement with any other incumbent local exchange carriers ("ILECs") in California or any other state. The Virginia Subsidiary has certification applications pending in Virginia, Maryland, and the District of Columbia. The Subsidiaries are in negotiations with Ameritech for Illinois and Bell Atlantic for Massachusetts, among other negotiations.

3.18      1.  The Company has entered into employment agreements with Dhruv
              Khanna, Rex Cardinale, Tom Regan and Tom Koutsky.

          2. The Company maintains a 1997 Stock Plan and has reserved 1,756,750 shares of Common Stock for stock and option grants thereunder.

          3. The Company has adopted a bonus plan for its officers based on the number of end users served by the Subsidiaries.

3.22 The Company expects to grant registration rights in connection with the High Yield Offering.

3.24 Policy No. 57 UECFH3882. Activity Date 2/15/97-2/15/98. ITT Hartford Multiflex Policy with Business Liability limits:


General Aggregate Limit (Other than Products-Completed Operations)         $2,000,000
Products-Completed Operations Aggregate Limit                              $1,000,000
Each Occurrence Limit                                                      $1,000,000
Personal and Advertising injury                                            $1,000,000
Fire Damage Any One Fire                                                   $  300,000
Medical Expense Limit (Any One Person)                                     $   10,000
Umbrella                                                                   $4,000,000

Disclosure Letter
February 20, 1998
Page 8

         Worker's Compensation Insurance meets applicable legal requirements.


                                          Sincerely,

                                          COVAD COMMUNICATIONS GROUP, INC.


                                          By: /s/ Dhruv Khanna
                                             -----------------------------------
                                              Dhruv Khanna
                                              Vice President and General Counsel

Disclosure Letter
February 20, 1998
Page 9


                                 Attachment 1
                                 ------------

               Name                                    Share Amount
               Bruce Woodrey                                      40,000
               Tom J. Regan                                       80,000
               John Reilly                                        80,000
               Richard A. (Dick) Rawson                          102,000
               Paul Havlik                                       102,000
               Sean L. Walsh                                      75,000
               Rangaswamy Ramachandran                            40,000
               John Rugo                                         200,000
               Kim Maxwell                                         4,000
               Core Competence, Inc.                               4,000
               Robert Berger                                       4,000
               William H. Lane                                     4,000
               David Farber                                        4,000
               Frank Marshall                                      4,000
               Dale Hatfield                                       4,000
               Daniel Lynch                                        4,000
               The McKenna Group                                   3,750
               Paul Knopf                                          2,000
               John Hansen                                        20,000
               Louis G. Pelosi                                    70,000
               Laura M'Guinness                                    7,000
               Eric Moyer                                          1,000
               Christian Metcalfe                                  1,000
               Jamie L. Pond                                       7,500
               Blake Alexander                                     5,000
               Noemi Berry                                        24,000
               Ellie Ruiz                                         50,000
               Tom Koutsky                                        20,000
               Brenda Jones                                        1,000
               Marguerite Donaldson                               15,000
               Vinu Sundaresan                                    70,000
               Mark Hallman                                       15,000
               Mike T. Walsh                                      20,000
               Mike Miscevic                                      15,000
               Erin Dworak                                         3,500
               John Miller                                         7,500
               Jerry Siebenmorgen                                  7,500
               Bill Sans                                           7,500

Disclosure Letter
February 20, 1998
Page 10

               Rob Heuser                                        10,000
               Dorris Lynn Stevens                               12,500
               Christopher Perry                                 10,000
               Eric N. Gary                                      50,000
               Donald Brent Chapman                              50,000
               Daniel Estabrook                                  15,000
               Laura Knapp                                        2,500
               Tracy Hoyt                                         2,000
               Robert Michaelis                                   7,500
               Madie Knight                                      12,750
               Yan Or                                            20,000
               Franklin Gurnee                                    3,750
               Elizabeth Fetter                                   4,000
               Sharon Nelson                                      4,000
               R. Gregory Paquin                                  3,000
               Madhu Gopinathan                                  20,000
               Teresa Y. Shaw                                    15,000
               Shahin Bakshandeh                                 25,000
               Sharon Hearn                                      15,000
               Gillian Tracy                                      6,100
               Curt Johnson                                      12,000
               Dale Mann                                         30,000
               Juliet Settlemier                                 10,000
               Robert Patterson                                  10,000
               David Strohm                                       4,000
               Laura M'Guinness #2                                3,000
               Blake Alexander #2                                 5,000
               Tom Koutsky #2                                    10,000
               Dorris Lynn Stevens #2                             2,500
               Monica Garlit                                      5,000
               Mimi Van Son                                      10,000
               Brian Esperson                                     8,000
               Shashank Joshi                                    15,000
               Janet L. O'Brien                                   2,500
               Johan Casier                                      20,000
               Tracy Mattson                                      1,600
               Peter Hitchcock                                    6,000
               Christina D. Kolman                                3,000
               Tracy Hoyt #2                                      2,000

                                  EXHIBIT G1
                                  ----------

                 [WILSON SONSINI GOODRICH & ROSATI LETTERHEAD]

                                 March 11, 1998


Warburg, Pincus Ventures, L.P.
c/o E.M. Warburg, Pincus & Co., LLC
466 Lexington Avenue
New York, NY  10017-3147

Crosspoint Venture Partners 1996
1 First Street
Los Altos, CA 94022

     RE:  COVAD COMMUNICATIONS GROUP, INC.
          SERIES C PREFERRED STOCK AND WARRANT SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

     Reference is made to the Series C Preferred Stock and Warrant Subscription Agreement dated as of February 20, 1998 (the "Agreement"), complete with all listed exhibits thereto, by and among Covad Communications Group, Inc., a Delaware corporation (the "Company"), and the entities listed in Exhibit A to the Agreement (the "Purchasers"), which provides for, among other things, the issuance by the Company to the Purchasers of shares of Series C Preferred Stock of the Company (the "Series C Shares"), warrants to purchase shares of Series C Preferred Stock (the "Series C Warrants") and warrants to purchase shares of Common Stock (the "Common Warrants" and together with the Series C Shares and the Series C Warrants, the "Securities"). This opinion is rendered to you pursuant to Section 5.1(a) of the Agreement, and all terms used herein have the meanings defined for them in the Agreement unless otherwise defined herein.

     We have acted as counsel for the Company in connection with the negotiation of the Agreement and the issuance of the Securities. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of the Company, certificates of public officials and such other documents which we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the legal capacity of all natural persons, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

Warburg, Pincus Ventures, L.P.
Crosspoint Venture Partners 1996
Page 2

     As used in this opinion, the expressions "to our knowledge," "known to us" or similar language with reference to matters of fact mean that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expressions "to our knowledge", "known to us" or similar language with reference to matters of fact refer to the current actual knowledge of the attorneys of this firm who have devoted a substantial amount of time to matters for the Company. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreement, and we are assuming that the representations and warranties made by the Purchasers in the Agreement are true and correct. We are also assuming that each Purchaser has purchased its Securities for value, in good faith and without notice of any adverse claims, and has taken delivery of its securities, each with an effective endorsement to such Purchaser, all within the meaning of the California Uniform Commercial Code.

     The opinions hereinafter expressed are subject to the following qualifications:

          (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors;

          (b) We express no opinion as to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

          (c) We express no opinion as to compliance or non-compliance with the anti-fraud provisions of applicable securities laws;

          (d) We express no opinion as to the enforceability of the indemnification provisions of Section 10 of the Amended and Restated Stockholder Rights Agreement dated February 20, 1998 (the "Stockholder Rights Agreement") to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions;

Warburg, Pincus Ventures, L.P.
Crosspoint Venture Partners 1996
Page 3

          (e) We are members of the Bar of the State of California and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of California and the Delaware General Corporation Law. In particular, we express no opinion as to the state securities or "blue sky" laws of any state other than California.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the law of such state. The Company has the corporate power and authority to own its property and conduct its business as currently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company on a consolidated basis.

     2. The Company has all requisite legal and corporate power and authority to enter into this Agreement, the Series C Warrants, the Common Warrants and the Stockholder Rights Agreement, to sell and issue the Securities, to issue the Common Stock issuable upon conversion of the Series C Shares and the Series C Preferred issuable upon exercise of the Series C Warrants and upon exercise of the Common Warrants, to issue the Series C Preferred upon exercise of the Series C Warrants and to carry out and perform its obligations under the terms of the Agreement.

     3. As of February 15, 1998, the authorized capital stock of the Company consisted of 30,000,000 shares of authorized Common Stock, $.001 par value, of which 3,787,068 shares were issued and outstanding, and 15,000,000 shares of Preferred Stock, $.001 par value, of which 250,000 shares were designated Series A Preferred Stock, all of which were outstanding, 5,700,001 shares were designated Series B Preferred, all of which are outstanding, and 3,716,429 shares were designated Series C Preferred, none of which were outstanding. All outstanding shares of the Company's capital stock were duly authorized, validly issued, fully paid and non-assessable. The Company had no other capital stock authorized, issued or outstanding. To our knowledge, except as set forth in the Agreement (including the Disclosure Letter attached as Exhibit E thereto), there were no options, warrants, convertible securities or other rights to issue or purchase any of the Company's authorized but unissued capital stock.

     4. The Series C Shares and the Common Warrants issued under the Agreement are validly issued, fully paid and nonassessable, free of any liens, encumbrances and preemptive or similar rights contained in the Certificate of Incorporation or Bylaws of the Company or, to our knowledge, in any

Warburg, Pincus Ventures, L.P.
Crosspoint Venture Partners 1996
Page 4

agreement to which the Company is a party, except as specifically provided in the Agreement, the Common Warrants and the Stockholder Rights Agreement. The Series C Warrants, when issued in accordance with the terms of the Agreement for the consideration expressed therein, will be duly and validly issued, fully paid and nonassessable. The Series C Preferred issuable upon exercise of the Series C Warrants has been duly and validly reserved and, when issued, sold and delivered in accordance with the terms of the Series C Warrants, will be validly issued, fully paid and nonassessable. The Common Stock issuable upon exercise of the Common Warrants and upon conversion of the Series C Shares and the Series C Preferred issuable upon exercise of the Series C Warrants has been duly and validly reserved and, when issued, sold and delivered in accordance with the terms of the Common Warrants or the Company's Certificate of Incorporation, as the case may be, will be duly and validly issued, fully paid and nonassessable.

     5. The certificates representing the Series C Shares are in due and proper form and the certificates have been duly and validly executed by the officers of the Company named thereon.

     6. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Agreement and the Stockholder Rights Agreement by the Company, the authorization, sale, issuance and delivery of the Securities (and the Common Stock or Series C Preferred Stock issuable upon conversion or exercise thereof) and the performance of the Company's obligations under the Agreement and the Stockholder Rights Agreement have been taken. The Agreement, the Common Warrants and the Stockholder Rights Agreement have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

     7. The execution, delivery and performance of and compliance with the Agreement and the Stockholder Rights Agreement, and the issuance of the Securities and the shares of Series C Preferred or Common Stock issuable upon conversion thereof, do not conflict with, or constitute a default under any terms of the Company's Certificate of Incorporation or Bylaws. To our knowledge, the execution, delivery and performance of and compliance with this Agreement and the Stockholder Rights Agreement, and the issuance of the Securities (and the shares of Series C Preferred Stock or Common Stock issuable upon conversion or exercise thereof), do not materially violate or conflict with, or constitute a material default under any material contract, agreement, instrument, judgement or decree binding upon the Company.

     8. To our knowledge, there are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency which would, if adversely determined, have a material adverse effect on the Company.

Warburg, Pincus Ventures, L.P.
Crosspoint Venture Partners 1996
Page 5

     9. No consent, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority or body is required in connection with or as a condition to the execution and delivery of the Agreement, the Common Warrants, the Series C Warrants or the Stockholder Rights Agreement or the consummation of the transactions contemplated thereby (including, without limitation, the offer, issuance, sale or delivery of the Securities), except for (a) filing of the Amended and Restated Certificate of Incorporation in the Office of the Secretary of State of the State of Delaware and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification) under the California Corporate Securities Law and other applicable blue sky laws of the offer and sale of the Securities (and the Series C Preferred Stock and Common Stock issuable upon exercise or conversion thereof). The filing referred to in clause (a) above has been accomplished and is effective. Our opinion herein is otherwise subject to the timely and proper completion of all filings and other actions contemplated herein where such filings and actions are to be undertaken on or after the date hereof.

     10. Subject to the accuracy of each Purchaser's representations in Section 4 of the Agreement and its responses (if any) to the Company's inquiries, we are of the opinion that the offer, sale and issuance of the Securities in conformity with the terms of the Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     This opinion is furnished to you solely for your benefit in connection with the purchase of the Securities, and may not be relied upon by any other person or for any other purpose without our prior written consent. We would expect any person or entity to whose receipt hereof we consented to be bound by this paragraph.


                              Very truly yours,


                              WILSON, SONSINI, GOODRICH & ROSATI
                              Professional Corporation

                              /s/ WILSON SONSINI GOODRICH & ROSATI, P.C.

                                  EXHIBIT G2
                                  ----------

                 [WILSON SONSINI GOODRICH & ROSATI LETTERHEAD]

                                 March 11, 1998



Intel Corporation
2200 Mission College Boulevard
Santa Clara, CA  95052-8199

Ladies and Gentlemen:

     Reference is made to the Series C Preferred Stock and Warrant Subscription Agreement dated as of February 20, 1998 (the "Agreement"), complete with all listed exhibits thereto, by and among Covad Communications Group, Inc., a Delaware corporation (the "Company"), and the entities listed in Exhibit A to the Agreement (the "Purchasers"), which provides for, among other things, the issuance by the Company to Intel Corporation ("Intel") of 120,048 shares of Series C Preferred Stock of the Company (the "Intel Shares"), warrants to purchase 98,500 shares of Series C Preferred Stock (the "Intel Series C Warrants") and warrants to purchase 35,284 shares of Common Stock (the "Intel Common Warrants" and together with the Intel Shares and the Intel Series C Warrants, the "Intel Securities"). This opinion is rendered to you pursuant to
Section 5.1(a) of the Agreement, and all terms used herein have the meanings defined for them in the Agreement unless otherwise defined herein.

     We have acted as counsel for the Company in connection with the negotiation of the Agreement and the issuance of the Intel Securities. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of the Company, certificates of public officials and such other documents which we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the legal capacity of all natural persons, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expressions "to our knowledge," "known to us" or similar language with reference to matters of fact mean that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expressions "to our knowledge", "known to us" or similar language with reference to matters of fact refer to the current actual knowledge of the attorneys of this firm who have devoted a substantial

Intel Corporation
Page 2

amount of time to matters for the Company. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreement, and we are assuming that the representations and warranties made by Intel in the Agreement are true and correct. We are also assuming that Intel has purchased the Intel Securities for value, in good faith and without notice of any adverse claims within the meaning of the California Uniform Commercial Code.

     The opinions hereinafter expressed are subject to the following qualifications:

          (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors;

          (b) We express no opinion as to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

          (c) We express no opinion as to compliance or non-compliance with the anti-fraud provisions of applicable securities laws;

          (d) We express no opinion as to the enforceability of the indemnification provisions of Section 10 of the Amended and Restated Stockholder Rights Agreement dated February 20, 1998 (the "Stockholder Rights Agreement") to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions;

          (e) We are members of the Bar of the State of California and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of California and the Delaware General Corporation Law. In particular, we express no opinion as to the state securities or "blue sky" laws of any state other than California.

     Based upon and subject to the foregoing, we are of the opinion that:

Intel Corporation
Page 3

     1. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the law of such state.

     2. The Company has all requisite legal and corporate power and authority to enter into this Agreement, the Series C Warrants, the Common Warrants and the Stockholder Rights Agreement, to sell and issue the Intel Securities, to issue the Common Stock issuable upon conversion of the Intel Shares and the Series C Preferred issuable upon exercise of the Series C Warrants and upon exercise of the Intel Common Warrants, to issue the Series C Preferred upon exercise of the Series C Warrants and to carry out and perform its obligations under the terms of the Agreement.

     3. The authorized capital stock of the Company consists of 30,000,000 shares of authorized Common Stock, $.001 par value, of which 3,787,068 shares are issued and outstanding, and 15,000,000 shares of Preferred Stock, $.001 par value, of which 250,000 shares are designated Series A Preferred Stock, all of which are outstanding, 5,700,001 shares are designated Series B Preferred, all of which are outstanding, and 3,716,429 shares are designated Series C Preferred, none of which are outstanding. All outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and non-assessable. The Company has no other capital stock authorized, issued or outstanding. To our knowledge, except as set forth in the Agreement (including the Disclosure Letter attached as Exhibit E thereto), there are no options, warrants, convertible securities or other rights to issue or purchase any of the Company's authorized but unissued capital stock.

     4. The Intel Shares and the Intel Common Warrants issued under the Agreement are validly issued, fully paid and nonassessable, free of any liens, encumbrances and preemptive or similar rights contained in the Certificate of Incorporation or Bylaws of the Company or, to our knowledge, in any agreement to which the Company is a party, except as specifically provided in the Agreement, the Intel Common Warrants and the Stockholder Rights Agreement. The Intel Series C Warrants, when issued in accordance with the terms of the Agreement for the consideration expressed therein, will be duly and validly issued, fully paid and nonassessable. The Series C Preferred issuable upon exercise of the Intel Series C Warrants has been duly and validly reserved and, when issued, sold and delivered in accordance with the terms of the Intel Series C Warrants, will be validly issued, fully paid and nonassessable. The Common Stock issuable upon exercise of the Intel Common Warrants and upon conversion of the Intel Shares and the Series C Preferred issuable upon exercise of the Intel Series C Warrants has been duly and validly reserved and, when issued, sold and delivered in accordance with the terms of the Common Warrants or the Company's Certificate of Incorporation, as the case may be, will be duly and validly issued, fully paid and nonassessable.

Intel Corporation
Page 4

     5. The certificates representing the Intel Shares are in due and proper form and the certificates have been duly and validly executed by the officers of the Company named thereon.

     6. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Agreement and the Stockholder Rights Agreement by the Company, the authorization, sale, issuance and delivery of the Intel Securities (and the Common Stock or Series C Preferred Stock issuable upon conversion or exercise thereof) and the performance of the Company's obligations under the Agreement and the Stockholder Rights Agreement have been taken. The Agreement, the Intel Common Warrants and the Stockholder Rights Agreement have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

     7. The execution, delivery and performance of and compliance with the Agreement and the Stockholder Rights Agreement, and the issuance of the Intel Securities and the shares of Series C Preferred or Common Stock issuable upon conversion thereof, do not conflict with, or constitute a default under any terms of the Company's Certificate of Incorporation or Bylaws. To our knowledge, the execution, delivery and performance of and compliance with this Agreement and the Stockholder Rights Agreement, and the issuance of the Intel Securities (and the shares of Series C Preferred Stock or Common Stock issuable upon conversion or exercise thereof), do not materially violate or conflict with, or constitute a material default under any material contract, agreement, instrument, judgement or decree binding upon the Company.

     8. To our knowledge, there are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency which would, if adversely determined, have a material adverse effect on the Company.

     9. No consent, approval or authorization of, or filing, registration or qualification with, any governmental or regulatory authority or body is required in connection with or as a condition to the execution and delivery of the Agreement, the Intel Common Warrants, the Intel Series C Warrants or the Stockholder Rights Agreement or the consummation of the transactions contemplated thereby (including, without limitation, the offer, issuance, sale or delivery of the Intel Securities), except for (a) filing of the Amended and Restated Certificate of Incorporation in the Office of the Secretary of State of the State of Delaware and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification) under the California Corporate Securities Law and other applicable blue sky laws of the offer and sale of the Intel Securities (and the Series C Preferred Stock and Common Stock issuable upon exercise or conversion thereof). The filing referred to in clause
(a) above has been accomplished and is effective. Our opinion herein is otherwise subject to the timely and proper

Intel Corporation
Page 5

completion of all filings and other actions contemplated herein where such filings and actions are to be undertaken on or after the date hereof.

     10. Subject to the accuracy of each Purchaser's representations in Section 4 of the Agreement and its responses (if any) to the Company's inquiries, we are of the opinion that the offer, sale and issuance of the Intel Securities in conformity with the terms of the Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

     This opinion is furnished to Intel solely for its benefit in connection with the purchase of the Intel Securities, and may not be relied upon by any other person or for any other purpose without our prior written consent.


                              Very truly yours,

                              WILSON, SONSINI, GOODRICH & ROSATI
                              Professional Corporation

                              /s/ WILSON SONSINI GOODRICH & ROSATI, P.C.

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                                      AND
FIRST AMENDMENT TO SERIES C PREFERRED STOCK AND WARRANT SUBSCRIPTION AGREEMENT


     This Assignment and Assumption Agreement and First Amendment to Series C Preferred Stock and Warrant Subscription Agreement is made and entered into this 24th day of April, 1998 by and among Covad Communications Group, Inc., a Delaware corporation (the "Company"), Warburg, Pincus Ventures L.P. ("Warburg"), Crosspoint Venture Partners 1996 ("Crosspoint") and Robert Hawk ("Assignee"). Capitalized terms used but not otherwise defined herein shall have their respective meanings in the Subscription Agreement (as defined below).

                                   RECITALS

     WHEREAS, the Company, Warburg and Crosspoint are parties to that certain Series C Preferred Stock and Warrant Subscription Agreement dated February 20, 1998 (the "Subscription Agreement"), pursuant to which the Company has the unequivocal right to sell to Warburg and Crosspoint, and Warburg and Crosspoint have the unequivocal obligation to purchase, severally and not jointly, the number of Shares and the number of Series C Warrants specified opposite their respective names on the Schedule of Purchasers attached thereto as Exhibit A
                                                                   ---------
(the "Schedule of Purchasers"), at any time from and after the closing of the High Yield Offering to that date which is one year from the date of the closing of the High Yield Offering;

     WHEREAS, Warburg and Crosspoint now desire to assign their rights and obligations with respect to the purchase of an aggregate of $100,000 of the Shares and Series C Warrants specified opposite their respective names on the Schedule of Purchaser's and Assignee now desires to assume such obligations and to purchase $100,000 of such Shares and Series C Warrants. To effect the foregoing assignment and assumption, the Company, Warburg and Crosspoint desire to amend the Subscription Agreement to, among other things, (i) amend the Schedule of Purchasers to reflect the foregoing assignment and assumption and the purchase of the Shares and Series C Warrants as set forth in the amended Schedule of Purchasers attached hereto as Exhibit A (the "Amended Scheduled of Purchasers"), and (ii) to effect the sale and purchase of $100,000 of the Shares and the Series C Warrants by the Company to Assignee.

     NOW, THEREFORE, in consideration of the promises and agreements contained in the Subscription Agreement and contained herein and the consideration delivered by the parties hereto and thereto in accordance with this Agreement and the Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------


     1.   Assignment and Assumption. Each of Warburg and Crosspoint, severally
          -------------------------
and not jointly, assign to Assignee their respective rights and obligations under Section 1.3 of the Subscription Agreement solely with respect to $100,000 of the Shares and the Series C Warrants as to which the Company has the unequivocal right to sell to Warburg and Crosspoint and Warburg and Crosspoint have the unequivocal obligation to purchase, subject to the terms and conditions thereof. Assignee hereby assumes such rights and obligations to purchase $100,000 of Shares and the Series C Warrants with respect to which Warburg and Crosspoint have the obligation to purchase, and the Company shall have the obligation to sell, shall be reduced to that number specified opposite their respective names on the Schedule of Purchasers.

     2.   Sale of Shares of Series C Preferred to Assignee.  Subject to the
          ------------------------------------------------
terms and conditions hereof and the Subscription Agreement, the Company hereby issues and sells to Assignee, and Assignee hereby purchases from the Company, the number of Shares of Series C Preferred and Series C Warrants specified opposite Assignee's name on the Amended Schedule of Purchasers attached hereto as Exhibit A, for the aggregate purchase price specified opposite his name on
   ---------
the Amended Schedule of Purchasers; provided, that the purchase and sale of such Series C Warrants to Assignee shall be conditioned upon, and the delivery of such Series C Warrants to Assignee shall be made concurrently with, the Second Closing (as defined in the Subscription Agreement). It is understood that no additional consideration shall be due with respect to the delivery of the Series C Warrants to Assignee at such Second Closing. The Company's agreement with Assignee is separate from its agreements with the other Purchasers under the Subscription Agreement, and the sale of the Series C Preferred and the Series C Warrants to Assignee is separate from the Company's sale of Series C Preferred and Series C Warrants to the other Purchasers under the Subscription Agreement.

     3.   Amendment to Subscription Agreement.
          -----------------------------------

          (a) The Subscription Agreement shall be deemed to have been amended by this Agreement solely (i) to replace the Schedule of Purchasers attached thereto as Exhibit A with the Amended Schedule of Purchasers to reflect the assignment and assumption effected hereby, (ii) to provide for the issuance and sale of the Shares of Series C Preferred and Series C Warrants to Assignee as provided in Section 2 above, (iii) to deem Assignee to be a "Purchaser" thereunder, and (iv) as provided in Section 3(b) below. The Company undertakes no obligation to update its representations and warranties contained in the Subscription Agreement, which speak only as of the date on which they were originally made (i.e., February 20, 1998).

          (b) Section 7.3 of the Subscription Agreement is hereby amended to read in its entirety as follows:

          "Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the obligations of a Purchaser to purchase Shares and Series C Warrants shall not be assignable without the prior written consent of the Company."

          (c) Except as set forth in the first sentence of this Section 3, this Agreement shall not amend or modify any provision of the Subscription Agreement, which shall remain in full force and effect as amended hereby.

     4.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and the rights and obligations of
               -------------
the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California.

          (b)  Entire Agreement.  This Agreement and the Subscription Agreement
               ----------------
and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (c)  Amendment.  This Agreement may be modified or amended only by a
               ---------
written instrument duly executed by all of the parties hereto.

          (d)  Counterparts.  This agreement may be executed simultaneously in
               ------------
any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          (e)  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the parties and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed this 24th day of April, 1998.


                              COVAD COMMUNICATIONS GROUP, INC.
                              a Delaware corporation


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                              WARBURG, PINCUS VENTURES, L.P.

                              By:   Warburg, Pincus & Co.,
                                           its General Partner

                                       By:
                                          ------------------------------------
                                                           Partner


                              CROSSPOINT VENTURE PARTNERS 1996


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------



                              ROBERT HAWK

                              ------------------------------------------------

           *** ASSIGNMENT AND ASSUMPTION AGREEMENT SIGNATURE PAGE ***

                                   EXHIBIT A
                                   ---------

                        Amended Schedule of Purchasers



                                                               Number of          Number of
                                              Number of        Shares of          Series C
                                            Common Stock       Series C          Preferred        Aggregate
          Name and Address                   Warrants       Preferred Stock       Warrants      Purchase Price
------------------------------------     ---------------    ---------------   ---------------   ---------------
Warburg, Pincus Ventures, L.P.              451,773            1,527,501          1,253,318     $12,724,083.33
c/o E.M. Warburg, Pincus & Co., LLC
466 Lexington Avenue
New York, NY 10017-3147

Crosspoint Venture Partners 1996.           112,943              381,875            313,329     $ 3,181,018.75
The Pioneer Hotel Building
2925 Woodside Road
Woodside, CA  94062


Intel Corporation                            35,284              120,048             98,500     $   999,999.84
2200 Mission College Boulevard
Mail Stop SC4-210
Santa Clara, CA 95052-8199
Attn:  Treasurer

Robert Hawk                                      --               12,005              9,853     $   100,001.65
6 Hilton Head Drive
Rancho Mirage, CA  92279

                                         ---------------    ---------------   ---------------   ---------------
                                            600,000            2,041,429          1,675,000     $17,005,103.57

                                   EXHIBIT B
                                   ---------

          Series C Preferred Stock and Warrant Subscription Agreement